      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2005


                                                     REGISTRATION NOS. 33-21677;
                                                                        811-5547

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. / /
                         -------------------------------

                       Post-Effective Amendment No. 52 /X/
                       -----------------------------------

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 55 /X/
                              --------------------

                                  LAUDUS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
               (Address of Principal Executive Offices) (Zip code)

                                  800.447.3332
              (Registrant's Telephone Number, including Area Code)

NAME AND ADDRESS OF AGENT FOR SERVICE:            COPIES TO:
JANA D. THOMPSON                                  THOMAS S. HARMAN, ESQ.
Charles Schwab Investment Management, Inc.        Morgan, Lewis & Bockius LLP
101 Montgomery Street                             1111 Pennsylvania Avenue, NW
San Francisco, CA 94104                           Washington, D.C. 20004

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box):

/ /  Immediately upon filing pursuant to paragraph (b)

/X/  On July 31, 2005 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  On (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  On (date) pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS

JULY 31, 2005

[LAUDUS FUNDS(TM) LOGO]

COMMAND PERFORMANCE(TM)

LAUDUS ROSENBERG U.S. EQUITY FUNDS
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
LAUDUS ROSENBERG U.S. DISCOVERY FUND
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

(CLOSED TO NEW INVESTORS)


LAUDUS ROSENBERG INTERNATIONAL EQUITY FUNDS
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

LAUDUS ROSENBERG LONG/SHORT EQUITY FUNDS
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

ADVISER
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

SUBADVISER
AXA ROSENBERG INVESTMENT MANAGEMENT LLC


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME. PLEASE SEE THE INSIDE FRONT COVER OF THIS PROSPECTUS FOR IMPORTANT PRIVACY POLICY INFORMATION.


SHAREHOLDER SERVICES
1.866.452.8387 INSTITUTIONAL SHARES
1.866.452.8387 REGISTERED INVESTMENT PROFESSIONALS
1.800.447.3332 INVESTOR AND ADVISER SHARES www.laudusfunds.com

LAUDUS FUNDS PRIVACY POLICY--A COMMITMENT TO YOUR PRIVACY

At the Laudus Rosenberg Funds ("Laudus") our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication.

Below, you will find details about Laudus' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information.

Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

YOUR PRIVACY IS NOT FOR SALE

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU

We collect personal information about you in a number of ways.

- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, e-mail address, Social Security number, employment information and date of birth.

- ACCOUNT HISTORY
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE

When you visit our Website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar Web tools to enhance your Web experience. These tools enable us to recognize you when you return to our site, and to maintain your Web session while you browse throughout the site, as well as help us provide you with a better, more personalized experience. Cookies do not, standing alone, identify you as an individual by name or account number; they merely recognize your browser.

HOW WE SHARE INFORMATION ABOUT YOU

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are contractually obligated to maintain strict confidentiality and are not permitted to transfer such information to a third party except as required by law or as permitted by law to enable them to perform the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Laudus takes steps to protect you from identity theft by:

- utilizing client identification and authentication procedures before initiating transactions;
- ensuring our employees are trained to safeguard personal information about you. You can also help protect your identity and accounts. Here are a few steps to remember:
- Laudus will never request your account number, login password, or Social Security number in either a non-secure or unsolicited e-mail communication;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) or personal data.

GREATER ACCURACY MEANS BETTER PROTECTION

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 800-447-3332.

A COMMITMENT TO KEEPING YOU INFORMED

We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, please contact us by visiting http://www.laudusfunds.com/ContactCustomerService.asp or call 800-447-3332.

This Privacy Policy is issued by Laudus Trust, on behalf of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund.

                                TABLE OF CONTENTS


                                                                                     PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS                                                              2

LAUDUS ROSENBERG FUNDS

   U.S. LARGE CAPITALIZATION FUND                                                       3
   U.S. LARGE CAPITALIZATION GROWTH FUND                                                5
   U.S. LARGE CAPITALIZATION VALUE FUND                                                 7
   U.S. DISCOVERY FUND                                                                  9
   U.S. SMALL CAPITALIZATION FUND                                                      12
   INTERNATIONAL EQUITY FUND                                                           15
   INTERNATIONAL SMALL CAPITALIZATION FUND                                             18
   U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND                                21
   GLOBAL LONG/SHORT EQUITY FUND                                                       24
   VALUE LONG/SHORT EQUITY FUND                                                        28

FEES AND EXPENSES                                                                      31

PRINCIPAL RISKS                                                                        34

MANAGEMENT OF THE FUNDS                                                                37

MULTIPLE CLASSES                                                                       38

PURCHASING SHARES                                                                      39

INDIVIDUAL RETIREMENT ACCOUNTS                                                         42

REDEEMING SHARES                                                                       42

EXCHANGING AND CONVERTING SHARES                                                       43

HOW THE TRUST PRICES SHARES OF THE FUNDS                                               44

DISTRIBUTIONS                                                                          44

TAXES                                                                                  44

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION                                         45

FINANCIAL HIGHLIGHTS                                                                   45

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

  -  Laudus Rosenberg U.S. Large Capitalization Fund
  -  Laudus Rosenberg U.S. Large Capitalization Growth Fund
  -  Laudus Rosenberg U.S. Large Capitalization Value Fund
  -  Laudus Rosenberg U.S. Discovery Fund
  -  Laudus Rosenberg U.S. Small Capitalization Fund
  -  Laudus Rosenberg International Equity Fund
  -  Laudus Rosenberg International Small Capitalization Fund
  -  Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund

  -  Laudus Rosenberg Global Long/Short Equity Fund and

  -  Laudus Rosenberg Value Long/Short Equity Fund

(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Funds.


This section also contains a summary of each Fund's principal risks. The principal risks of each Fund are identified and more fully discussed beginning on page 34. Please be sure to read this additional information BEFORE you invest.

                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return (capital appreciation and current income) greater than that of the Russell 1000(R) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a core or blend style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Index, which, as of June 30, 2005, included companies with market capitalizations between $858 million and $367.5 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index represents approximately 98% of the investable U.S. equity market.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its Russell 1000(R) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. The value of Fund shares may vary depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


LARGE-SIZE COMPANY RISK. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.


INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+


This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.


[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR         ANNUAL RETURN (%)
2003                              25.40%
2004                              11.81%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 2.48%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 14.49%, for the quarter ended 06/30/03, and its lowest quarterly return was -2.47%, for the quarter ended 03/31/03.


PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                                   SINCE            SINCE
                                                                                                 INCEPTION        INCEPTION
                                                                                              OF INSTITUTIONAL   OF INVESTOR
                                                                                   PAST ONE        SHARES          SHARES
                                                                                     YEAR        (6/19/02)        (7/31/02)
                                                                                   --------   ----------------   -----------
Institutional Shares*
  Return Before Taxes                                                                 11.81%              7.33%           --
  Return After Taxes on Distributions                                                 11.55%              7.13%           --
  Return After Taxes on Distributions and Sale of Fund Shares                          8.01%              6.22%           --
Investor Shares                                                                       11.43%                --         12.78%
Russell 1000(R) Index**                                                               11.40%              8.84%        12.28%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. (The Russell 3000(R) Index represents approximately 98% of the investable U.S. equity market.)

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return (capital appreciation and current income) of the Russell 1000(R) Growth Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in U.S. markets ("U.S. Large Capitalization Companies") and will generally exhibit a "growth" style of investing. In selecting securities for the Fund, AXA Rosenberg will seek to match the capitalization profile of the Russell 1000(R) Growth Index, which, as of June 30, 2005, included companies with market capitalizations between $880 million and $367.5 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its Russell 1000(R) Growth Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. Since the benchmark Russell 1000(R) Growth Index has a "growth" style or orientation, the Fund will also exhibit this "growth" style or orientation. In addition, while the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


LARGE-SIZE COMPANY RISK. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.


INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR      ANNUAL RETURN (%)
2001                          -10.13%
2002                          -18.94%
2003                           26.22%
2004                            7.65%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 0.85%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 14.12%, for the quarter ended 06/30/03, and its lowest quarterly return was -15.97%, for the quarter ended 09/30/02.


PERFORMANCE TABLE


This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                                   SINCE            SINCE
                                                                                                 INCEPTION        INCEPTION
                                                                                              OF INSTITUTIONAL   OF INVESTOR
                                                                                   PAST ONE       SHARES           SHARES
                                                                                     YEAR        (6/7/00)         (8/15/03)
                                                                                   --------   ----------------   -----------
Institutional Shares*
  Return Before Taxes                                                                  7.65%             -3.41%           --
  Return After Taxes on Distributions                                                  7.57%             -3.62%           --
  Return After Taxes on Distributions and Sale of Fund Shares                          5.07%             -2.98%           --
Investor Shares                                                                        7.44%                --         14.73%
Russell 1000(R) Growth Index**                                                         6.30%             -9.50%        13.44%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 ** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Growth Index is the Fund's benchmark and is an unmanaged, weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation through investing in large capitalization value stocks.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a value style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Value Index, which, as of June 30, 2005, included companies with market capitalizations between $858 million and $367.5 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 1000(R) Value Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. Since the benchmark Russell 1000(R) Value Index has a "value" style or orientation, the Fund will also exhibit this "value" style or orientation. In addition, the Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. Other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


LARGE-SIZE COMPANY RISK. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

This Fund commenced operations 5/2/05. Accordingly, the Fund does not have performance information because it was not yet operational as of 3/31/05.

                      LAUDUS ROSENBERG U.S. DISCOVERY FUND

INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2500(TM) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in the common stocks of small and mid capitalization companies that are traded principally in the markets of the United States ("U.S. Small/Mid Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2500(TM) Index, which, as of June 30, 2005, included companies with market capitalizations between $68 million and $5.2 billion. The definition of U.S. Small/Mid Capitalization Companies may change from time to time to include the market capitalization of the largest company in the Russell 2500(TM) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small/Mid Capitalization Companies.


The Russell 2500(TM) Index consists of the smallest 2500 companies in the Russell 3000(R) Index, and represents approximately 16% of the Russell 3000(R) Index's total market capitalization. The Russell 3000(R) Index represents approximately 98% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small/Mid Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 2500(TM) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.


INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
2002                            -3.95%
2003                            41.41%
2004                            18.65%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 3.05%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 18.32%, for the quarter ended 06/30/03, and its lowest quarterly return was -13.22%, for the quarter ended 09/30/02.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                           SINCE                SINCE
                                                                                         INCEPTION            INCEPTION
                                                                                      OF INSTITUTIONAL       OF INVESTOR
                                                                      PAST ONE             SHARES              SHARES
                                                                        YEAR              (9/4/01)            (10/3/01)
                                                                  ----------------    ----------------    ----------------
Institutional Shares*
  Return Before Taxes                                                        18.65%              16.35%                 --
  Return After Taxes on Distributions                                        18.41%              16.14%                 --
  Return After Taxes on Distributions and Sale of Fund Shares                12.43%              14.15%                 --
Investor Shares                                                              18.36%                 --               18.75%
Russell 2500(TM) Index**                                                     18.29%              12.54%              16.91%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. The Russell 2500(TM) Index measures the performance of the smallest 2500 securities in, and represents approximately 17% of the total market capitalization of, the Russell 3000(R) Index. (The Russell 3000(R) Index represents approximately 98% of the investable U.S. equity market.)

               LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                          (closed to new investors)


INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2000(R) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in the common stocks of smaller companies that are traded principally in the markets of the United States ("U.S. Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2000(R) Index, which as of June 30, 2005, included companies with market capitalizations between $68 million and $3.1 billion. The definition of U.S. Small Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 2000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small Capitalization Companies.


The Russell 2000(R) Index consists of the smallest 2000 companies in the Russell 3000(R) Index, and represents approximately 8% of the Russell 3000(R) Index's total market capitalization. The Russell 3000(R) Index represents approximately 98% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 2000(R) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


SMALL COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with relatively small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large or mid cap stocks, for instance--the Fund's performance also will lag those investments.


INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR      ANNUAL RETURN (%)
1995                           38.18%
1996                           26.53%
1997                           30.63%
1998                           -4.03%
1999                           15.00%
2000                            5.19%
2001                           10.73%
2002                           -5.47%
2003                           40.51%
2004                           20.18%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was -1.08%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 17.26%, for the quarter ended 06/30/03, and its lowest quarterly return was -17.82%, for the quarter ended 09/30/98.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                                             SINCE         SINCE
                                                                                                           INCEPTION     INCEPTION
                                                                                                          OF INVESTOR    OF ADVISER
                                                                 PAST ONE      PAST FIVE       PAST 10       SHARES        SHARES
                                                                   YEAR          YEARS          YEARS      (10/22/96)     (1/21/97)
                                                                ----------    -----------    ----------   -----------   -----------
Institutional Shares*
  Return Before Taxes                                                20.18%         13.21%        16.71%           --            --
  Return After Taxes on Distributions                                18.26%         12.17%        13.96%           --            --
  Return After Taxes on Distributions and Sale of Fund Shares        15.60%         11.22%        13.17%           --            --
Investor Shares                                                      19.75%         12.86%           --         13.49%           --
Adviser Shares                                                       19.92%         12.94%           --            --         12.60%
Russell 2000(R) Index**                                              18.33%          6.61%        11.53%         9.45%         8.60%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for shares of the other classes of the Fund because those classes have higher expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. The Russell 2000(R) Index measures the performance of the smallest 2000 securities in, and represents approximately 8% of the total market capitalization of, the Russell 3000(R) Index. (The Russell 3000(R) Index represents approximately 98% of the investable U.S. equity market.)

                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return (capital appreciation and current income) greater than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index"). In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in the equity securities of large foreign companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of large foreign companies. Although the Fund invests primarily in securities of the companies included in the MSCI-EAFE Index, it may invest up to 40% of its assets in the securities of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as industry classification and country of domicile) similar to those of companies included in the MSCI-EAFE Index.

The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world. The Fund will typically invest in approximately 21 different countries across three regions: Europe, the Far East and Australia. Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its MSCI-EAFE Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.


The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
2001                            -19.98%
2002                            -11.96%
2003                             36.30%
2004                             18.94%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was -0.31%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 18.71%, for the quarter ended 06/30/03, and its lowest quarterly return was -19.83%, for the quarter ended 09/30/02.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                           SINCE            SINCE
                                                                                         INCEPTION        INCEPTION
                                                                                      OF INSTITUTIONAL   OF INVESTOR
                                                                          PAST ONE         SHARES          SHARES
                                                                            YEAR          (6/7/00)        (12/5/00)
                                                                          --------    ----------------   -----------
Institutional Shares*
  Return Before Taxes                                                        18.94%               0.68%           --
  Return After Taxes on Distributions                                        18.85%               0.09%           --
  Return After Taxes on Distributions and Sale of Fund Shares                12.41%               0.20%           --
Investor Shares                                                              18.58%                 --          3.14%
MSCI-EAFE Index**                                                            20.70%              -0.31%         2.88%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup World ex-U.S. Extended Market Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in equity securities of smaller companies that are traded principally in markets outside the United States ("International Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P/Citigroup World ex-U.S. Extended Market Index which, as of June 30, 2005, included companies with market capitalizations between $21 million and $15.15 billion. The definition of International Small Capitalization Companies may change from time to time to correspond with the capitalization range of companies included in the S&P/Citigroup World ex-U.S. Extended Market Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of International Small Capitalization Companies.

The S&P/Citigroup World Ex-U.S. Extended Market Index is a global equity index of non-U.S. small and mid cap companies that includes 25 developed countries. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income. Investments in securities of International Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."


There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately 25 different countries across three regions: Europe, the Pacific and North America (excluding the United States). Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P/Citigroup World ex-U.S. Extended Market Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.


The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.


For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


SMALL COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large or mid cap stocks, for instance--the Fund's performance also will lag those investments.


FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR      ANNUAL RETURN (%)
1997                          -11.73%
1998                            4.12%
1999                           24.67%
2000                            5.11%
2001                          -18.41%
2002                            3.78%
2003                           57.22%
2004                           32.04%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 3.71%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 21.72%, for the quarter ended 06/30/03 and its lowest quarterly return was -18.39%, for the quarter ended 09/30/98.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                                 SINCE           SINCE
                                                                                               INCEPTION       INCEPTION
                                                                                           OF INSTITUTIONAL   OF INVESTOR
                                                                    PAST ONE   PAST FIVE        SHARES           SHARES
                                                                      YEAR       YEARS         (9/23/96)       (10/29/96)
                                                                    --------   ---------   ----------------   ------------
Institutional Shares*
  Return Before Taxes                                                  32.04%      13.06%              9.54%            --
  Return After Taxes on Distributions                                  30.99%      11.35%              8.25%            --
  Return After Taxes on Distributions and Sale of Fund Shares          21.65%      10.26%              7.51%            --
Investor Shares                                                        31.74%      12.75%                --           9.30%
S&P/Citigroup World ex-U.S. Extended Market Index**                    22.22%       6.77%              6.87%          6.98%
Nomura Global Small Cap World ex-U.S. Index***                         32.10%      10.18%              6.65%          6.76%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 ** Reflects no deduction for fees, expenses or taxes. The S&P/Citigroup World ex-U.S. Extended Market Index is the benchmark for the Laudus Rosenberg International Small Capitalization Fund. It is a global equity index of non-U.S. small and mid cap companies. The Index includes 25 developed countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Slovenia, South Korea, Spain, Sweden, Switzerland, and the United Kingdom.

*** Prior to May 2, 2005, the benchmark for the Fund was the Nomura Global Small Cap World ex-U.S. Index. The change in the Fund's benchmark was made to enhance the Fund's ability to implement its investment strategy of investing in International Small Capitalization Companies.

                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its investment objective by taking long positions in large and mid capitalization stocks principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. large and mid capitalization equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. It is currently expected that the long and short positions of the Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States.

Under normal circumstances, AXA Rosenberg's stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by AXA Rosenberg's stock selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the portfolio.


AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


AXA Rosenberg attempts to moderate the effects on the Fund's performance of value and growth style swings in the broad market by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.


LARGE- AND MID-SIZE COMPANY RISK. Many of the risks of this Fund are associated with its investments in the large and mid cap segments of the U.S. stock market. The stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies, for instance--the Fund's performance also will lag those investments.


STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR         ANNUAL RETURN (%)
1999                               7.58%
2000                              -9.74%
2001                              11.18%
2002                              15.78%
2003                              -7.24%
2004                               4.19%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 5.11%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 17.02%, for the quarter ended 09/30/01, and its lowest quarterly return was -9.01%, for the quarter ended 12/31/01.


PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                           SINCE           SINCE
                                                                                         INCEPTION       INCEPTION
                                                                                      OF INSTITUTIONAL  OF INVESTOR
                                                                 PAST ONE  PAST FIVE       SHARES         SHARES
                                                                   YEAR      YEARS       (10/19/98)      (11/11/98)
                                                                 --------  ---------  ----------------  -----------
Institutional Shares*
  Return Before Taxes                                                4.19%      2.34%             4.19%          --
  Return After Taxes on Distributions                                4.19%      1.40%             3.13%          --
  Return After Taxes on Distributions and Sale of Fund Shares        2.72%      1.38%             2.90%          --
Investor Shares                                                      3.88%      2.07%               --         3.86%
3-Month U.S. Treasury Bills**                                        1.43%      2.81%             3.13%        3.11%


----------
   * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its investment objective by taking long positions in stocks from across all capitalization ranges that AXA Rosenberg has identified as undervalued and short positions in stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world from time to time.


The Fund's global portfolio is constructed by combining various underlying regionally-focused long/short strategies, including strategies that focus on the U.S., Europe and Japan. The Fund's U.S. portfolio may reflect a combination of underlying U.S. long/short strategies that are focused on issuers in particular capitalization ranges or focus on a particular investing style - a value long/short strategy, a large/mid capitalization long/short strategy and a growth long/short strategy. The value long/short strategy, like the Laudus Rosenberg Value Long/Short Equity Fund, takes long positions in small and mid capitalization stocks AXA Rosenberg has identified as undervalued and short positions in those it has identified as overvalued. The large/mid capitalization long/short strategy, like the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, takes long positions in large and mid capitalization stocks AXA Rosenberg has identified as undervalued and short positions in those it has identified as overvalued. The growth long/short strategy takes long positions in growth stocks AXA Rosenberg has identified as undervalued and short positions in growth stocks it has identified as overvalued. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. The Fund may emphasize the U.S. or only certain foreign markets at any particular time.


When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect on its performance of general stock market movements in each geographical region within which it invests.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

Under normal circumstances, AXA Rosenberg's stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by AXA Rosenberg's stock selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the Fund's portfolio.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.


AXA Rosenberg attempts to moderate the effects on the Fund's performance of value and growth style swings in the broad market by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.


The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general global stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.


LARGE-SIZE COMPANY RISK. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.


STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR         ANNUAL RETURN (%)
2001                               3.92%
2002                              22.39%
2003                              -3.80%
2004                               0.00%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 5.74%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 21.90%, for the quarter ended 09/30/01, and its lowest quarterly return was -11.77%, for the quarter ended 12/31/01.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                              SINCE           SINCE
                                                                            INCEPTION       INCEPTION
                                                                         OF INSTITUTIONAL  OF INVESTOR
                                                               PAST ONE       SHARES         SHARES
                                                                 YEAR        (9/29/00)      (8/23/01)
                                                               --------  ----------------  -----------
Institutional Shares*
  Return Before Taxes                                              0.00%             4.15%          --
  Return After Taxes on Distributions                              0.00%             3.54%          --
  Return After Taxes on Distributions and Sale of Fund Shares      0.00%             3.15%          --
Investor Shares                                                   -0.36%               --         3.65%
3-Month U.S. Treasury Bills**                                      1.43%             2.26%        1.60%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in the Fund's long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.


The Fund seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid capitalization stocks, but they may also be invested in large capitalization stocks. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, AXA Rosenberg attempts to moderate, although by no means eliminate, this value orientation by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.


LARGE-SIZE COMPANY RISK. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.


STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 34.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR         ANNUAL RETURN (%)
1998                              -0.71%
1999                             -11.41%
2000                              -3.61%
2001                              11.58%
2002                              28.31%
2003                              -6.26%
2004                               2.77%

----------

+ For the period January 1, 2005 through June 30, 2005, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 4.60%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 25.13%, for the quarter ended 09/30/01, and its lowest quarterly return was -12.12%, for the quarter ended 12/31/01.


PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)


                                                                                          SINCE             SINCE
                                                                                        INCEPTION         INCEPTION
                                                                                    OF INSTITUTIONAL     OF INVESTOR
                                                               PAST ONE  PAST FIVE       SHARES            SHARES
                                                                 YEAR      YEARS       (12/16/97)         (12/18/97)
                                                               --------  ---------  ----------------     -----------
Institutional Shares*
  Return Before Taxes                                              2.77%      5.86%             2.20%             --
  Return After Taxes on Distributions                              2.77%      5.15%             1.34%             --
  Return After Taxes on Distributions and Sale of Fund Shares      1.80%      4.57%             1.30%             --
Investor Shares                                                    2.48%      5.55%               --            1.88%
3-Month U.S. Treasury Bills**                                      1.43%      2.81%             3.36%           3.36%


----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                                FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                                                                 INSTITUTIONAL      INVESTOR        ADVISER
                                                                                 -------------   -------------   -------------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases                                           N/A             N/A             N/A
Maximum Deferred Sales Charge (Load)                                                       N/A             N/A             N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                N/A             N/A             N/A
Redemption Fee (charged only to shares redeemed within 30 days of purchase)(a)            2.00%           2.00%           2.00%
Exchange Fee                                                                               N/A             N/A             N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               OPERATING EXPENSES


                                                     INSTITUTIONAL       INVESTOR         ADVISER
                                                     -------------    -------------    -------------
Management Fees                                               0.90%            0.90%            0.90%
Distribution and Shareholder Service (12b-1) Fees             None             0.25%            None
Other Expenses
  Service Fee                                                 None             None             0.25%
  Remainder of Other Expenses                                 0.19%            0.28%            0.16%
                                                     -------------    -------------    -------------
Total                                                         0.19%            0.28%            0.41%
                                                     -------------    -------------    -------------
Total Annual Fund Operating Expenses(b)                       1.09%            1.43%            1.31%
                                                     =============    =============    =============


                                     EXAMPLE


                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    111(b)   $    347(b)   $    601   $  1,329
Investor          $    146(b)   $    452(b)   $    782   $  1,713
Adviser           $    133(b)   $    415(b)   $    718   $  1,579


----------
(a) The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

(b) Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional, Investor and Adviser classes when the operating expenses reach 1.14% (exclusive of nonrecurring account fees, interest expense, extraordinary expenses, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees). The Expense Limitation Agreement will be in place until at least March 31, 2007. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION, U.S. LARGE CAPITALIZATION GROWTH, U.S. LARGE CAPITALIZATION VALUE, U.S. DISCOVERY, INTERNATIONAL EQUITY, INTERNATIONAL SMALL CAPITALIZATION, U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY, GLOBAL LONG/SHORT EQUITY, AND VALUE LONG/SHORT EQUITY FUNDS


                                                                                INSTITUTIONAL  INVESTOR
                                                                                -------------  --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge                                                                      N/A       N/A
Maximum Sales Charge (Load) Imposed on Purchases                                          N/A       N/A
Maximum Deferred Sales Charge (Load)                                                      N/A       N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                               N/A       N/A
Redemption Fee (charged only to shares redeemed within 30 days of purchase)(a)           2.00%     2.00%
Exchange Fee                                                                              N/A       N/A


Please refer to footnotes on page 33.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES
The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               OPERATING EXPENSES


                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

Management Fees                                                    0.75%             0.75%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses                                                     0.48%             0.58%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               1.23%             1.58%
Fee Waiver and/or Expense Reimbursement(b)                        (0.24%)           (0.23%)
                                                          -------------     -------------
Net Expenses                                                       0.99%             1.35%
                                                          =============     =============


                                     EXAMPLE


                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    101(b)   $    342(b)   $    628   $  1,445
Investor          $    137(b)   $    453(b)   $    816   $  1,838



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

Management Fees                                                    0.75%             0.75%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses                                                     1.59%             1.68%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               2.34%             2.68%
Fee Waiver and/or Expense Reimbursement(b)                        (1.35%)           (1.36%)
                                                          -------------     -------------
Net Expenses                                                       0.99%             1.32%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    101(b)   $    463(b)   $    996   $  2,460
Investor          $    134(b)   $    565(b)   $  1,169   $  2,804



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

Management Fees                                                    0.75%             0.75%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses(c)                                                  1.58%             1.98%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               2.33%             2.98%
Fee Waiver and/or Expense Reimbursement(b)                        (1.34%)           (1.59%)
                                                          -------------     -------------
Net Expenses*                                                      0.99%             1.39%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    101(b)   $    461(b)   $  993     $  2,451
Investor          $    142(b)   $    611(b)   $  1,277   $  3,064



  * The Adviser has guaranteed that the "Net Expenses" (excluding interest, taxes and certain non-routine expenses) of Investor Shares and Institutional Shares will equal 0.00% through October 2005. The Adviser may change or eliminate all or part of this voluntary waiver at any time.



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND

Management Fees                                                    0.90%             0.90%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses                                                     0.30%             0.40%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               1.20%             1.55%
Fee Waiver and/or Expense Reimbursement(b)                        (0.06%)           (0.06%)
                                                          -------------     -------------
Net Expenses                                                       1.14%             1.49%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    116(b)   $    369(b)   $    648   $  1,444
Investor          $    152(b)   $    477(b)   $    833   $  1,835



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

Management Fees                                                    0.85%             0.85%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses                                                     1.84%             1.86%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               2.69%             2.96%
Fee Waiver and/or Expense Reimbursement(b)                        (1.35%)           (1.24%)
                                                          -------------     -------------
Net Expenses                                                       1.34%             1.72%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    136(b)   $    570(b)   $  1,175   $  2,815
Investor          $    175(b)   $    674(b)   $  1,332   $  3,097



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION
FUND

Management Fees                                                    1.00%             1.00%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses                                                     0.55%             0.63%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               1.55%             1.88%
Fee Waiver and/or Expense Reimbursement(b)                        (0.06%)           (0.05%)
                                                          -------------     -------------
Net Expenses                                                       1.49%             1.83%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    152(b)   $    477(b)   $    833   $  1,835
Investor          $    186(b)   $    581(b)   $  1,007   $  2,193



Please refer to footnotes on page 33.

                               OPERATING EXPENSES


                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND

Management Fees                                                    1.00%             1.00%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                       1.70%             1.65%
  Remainder of Other Expenses                                      0.53%             0.65%
                                                          -------------     -------------
Total                                                              2.23%             2.30%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               3.23%             3.55%
Fee Waiver and/or Expense Reimbursement(b)                        (0.29%)           (0.29%)
                                                          -------------     -------------
Net Expenses                                                       2.94%             3.26%
                                                          =============     =============


                                     EXAMPLE


                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    297(b)   $    940(b)   $  1,637   $  3,490
Investor          $    329(b)   $  1,034(b)   $  1,790   $  3,779



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

Management Fees                                                    1.50%             1.50%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                       1.83%             1.93%
  Remainder of Other Expenses                                      1.05%             1.12%
                                                          -------------     -------------
Total                                                              2.88%             3.05%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               4.38%             4.80%
Fee Waiver and/or Expense Reimbursement(b)                        (0.56%)           (0.53%)
                                                          -------------     -------------
Net Expenses                                                       3.82%             4.27%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    384(b)   $  1,223(b)   $  2,131   $  4,450
Investor          $    429(b)   $  1,348(b)   $  2,326   $  4,788



                                                          INSTITUTIONAL        INVESTOR
                                                          -------------     -------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

Management Fees                                                    1.50%             1.50%
Distribution and Shareholder Service (12b-1) Fees                  None              0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                       1.24%             1.24%
  Remainder of Other Expenses                                      0.30%             0.38%
                                                          -------------     -------------
Total                                                              1.54%             1.62%
                                                          -------------     -------------
Total Annual Fund Operating Expenses                               3.04%             3.37%
Fee Waiver and/or Expense Reimbursement(b)                        (0.06%)           (0.07%)
                                                          -------------     -------------
Net Expenses                                                       2.98%             3.30%
                                                          =============     =============



                    AFTER         AFTER         AFTER      AFTER
                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                  --------      --------      --------   --------
Institutional     $    301(b)   $    928(b)   $  1,586   $  3,347
Investor          $    333(b)   $  1,023(b)   $  1,743   $  3,648


----------

(a) The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the relevant Fund. See "Redeeming Shares." The Funds charge no other redemption fees.
(b) Reflects the Adviser's contractual undertaking in the Expense Limitation Agreement to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, interest expense, extraordinary expenses, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees). The Expense Limitation Agreement will be in place until at least March 31, 2007. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by a Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause such Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.
(c) Because the Laudus Rosenberg U.S. Large Capitalization Value Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act")), "Other Expenses" are based on estimated amounts for the current fiscal year.

                                 PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

PRINCIPAL RISKS BY FUND


                                                        LARGE-OR   SMALL                                           RISK OF
                                                       LARGE-AND  AND/OR            RISK                         INVESTMENTS
                                              FOREIGN   MID-SIZE MID-SIZE            OF                          IN EXCHANGE-
                                 INVESTMENT INVESTMENT  COMPANY   COMPANY CURRENCY SHORT MANAGEMENT MARKET STYLE   TRADED
                                    RISK       RISK       RISK     RISK     RISK   SALES   RISK      RISK  RISK     FUNDS
                                 ---------- ---------- --------- -------- -------- ----- ---------- ------ ----- ------------
Laudus Rosenberg U.S. Large
  Capitalization Fund                 X                     X                                 X                        X
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund          X                     X                                 X                        X
Laudus Rosenberg U.S. Large
  Capitalization Value Fund           X                     X                                 X                        X
Laudus Rosenberg U.S. Discovery
  Fund                                X                              X                        X                        X
Laudus Rosenberg U.S. Small
  Capitalization Fund                 X                              X                        X                        X
Laudus Rosenberg International
  Equity Fund                         X          X                            X               X                        X
Laudus Rosenberg International
  Small Capitalization Fund           X          X                   X        X               X                        X
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund                         X                     X                         X       X        X      X        X
Laudus Rosenberg Global
  Long/Short Equity Fund              X          X          X        X        X       X       X        X      X        X
Laudus Rosenberg Value
  Long/Short Equity Fund              X                     X        X                X       X        X      X        X



INVESTMENT RISK. An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. Also, each of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds. This risk is significant for all Funds.


FOREIGN (INCLUDING EUROPEAN) INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund.


LARGE OR LARGE- AND MID-SIZE COMPANY RISK. Stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies--a Fund's performance also will lag those investments. Large cap risk is particularly significant for the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, the Laudus Rosenberg Global Long/Short Equity Fund and the Laudus Rosenberg Value Long/Short Equity Fund, and large and mid cap risk is particularly significant for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund.

SMALL AND/OR MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--a Fund's performance also will lag those investments. This risk is particularly significant for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund.


CURRENCY RISK. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the Euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund.

RISK OF SHORT SALES. When AXA Rosenberg believes that a security is overvalued, it may cause one or more of the Long/Short Funds to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security at a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. No Fund can guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender (which cannot fall below zero). By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and that price may rise indefinitely. Short sales also involve other costs. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, costs and expenses it is required to pay in connection with the short sale. In addition, if the Fund enters into a short sale against the box, it may be a taxable event with respect to the shorted position.


Until a Long/Short Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, a Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. No Long/Short Fund will make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.


MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.

Each Long/Short Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the relevant Fund's long portfolio, in the aggregate, increase in value more than the securities underlying the Fund's short positions. Management risk is heightened for those Funds because AXA Rosenberg could make poor stock selections for both the long and the short portfolios. Also, AXA Rosenberg may fail to construct a portfolio for a Long/Short Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries (in the case of the Laudus Rosenberg Value Long/Short Equity Fund), specific capitalization ranges and certain other risk factors.

MARKET RISK. Although each of the Long/Short Funds seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct for any given Long/Short Fund a portfolio of long and short positions that has limited exposure to general stock market movements, capitalization or other risk factors.


STYLE RISK. For the Long/Short Funds, this is the risk that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio.


RISK OF INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                             MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and AXA Rosenberg serves as subadviser to the Funds.

In its capacity as subadviser, AXA Rosenberg provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM--and not the Funds--pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The following table shows the advisory fees paid by the Funds to CSIM for the fiscal year ended March 31, 2005, and what percentage of the average daily net assets of each such Fund those fees represent.


                                                                                              PERCENTAGE OF AVERAGE
FUND                                                                          NET FEES PAID      DAILY NET ASSETS
----                                                                          -------------   ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund                               $     230,428           0.51%
Laudus Rosenberg U.S. Large Capitalization Growth Fund                        $           0           0.00%
Laudus Rosenberg U.S. Discovery Fund                                          $   1,567,025           0.84%
Laudus Rosenberg U.S. Small Capitalization Fund                               $  11,444,184           0.90%
Laudus Rosenberg International Equity Fund                                    $           0           0.00%
Laudus Rosenberg International Small Capitalization Fund                      $   2,498,312           0.94%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund         $     183,884           0.71%
Laudus Rosenberg Global Long/Short Equity Fund                                $     180,371           0.95%
Laudus Rosenberg Value Long/Short Equity Fund                                 $   1,589,941           1.44%



The Laudus Rosenberg U.S. Large Capitalization Value Fund was not operational as of March 31, 2005. Management fees for the Laudus Rosenberg U.S. Large Capitalization Value Fund represent 0.75% of the average daily net assets of the Fund, before waivers and reimbursements.


As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until March 31, 2007, to limit the total annual operating expenses of each Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

INVESTMENT ADVISER AND SUBADVISER


The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds. As of June 30, 2005, CSIM managed 63 mutual funds and approximately $144 billion in assets.

AXA Rosenberg is the Funds' subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors as well as the Laudus Variable Insurance Trust. As of June 30, 2005, AXA Rosenberg managed 14 mutual funds and approximately $60 billion in assets.


PORTFOLIO MANAGEMENT

Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Funds.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information (the "SAI") provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Funds.

DISTRIBUTOR

Institutional Shares, Adviser Shares (for the Laudus Rosenberg U.S. Small Capitalization Fund only) and Investor Shares of each Fund are offered on a continuous basis through the Trust's principal underwriter, Laudus Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110.



Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, or to arrange for another intermediary or agent to provide such services, such class is subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of each Fund's average daily net assets attributable thereto in accordance with a distribution and shareholder service plan (a "Distribution and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. Although the Distributor acts as principal underwriter for Institutional and Adviser Shares of the Funds, as noted below, the Funds pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service
Plan. However, the Laudus Rosenberg U.S. Small Capitalization Fund does pay fees to the Distributor in connection with Adviser Shares under a separate servicing plan described below.



Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


Under a service plan (the "Service Plan") adopted by the Trustees, the Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund (the Distributor or such other entity is referred to herein as a "Servicing Agent" when acting in such capacity). The Service Plan provides for compensation up to 0.25% of the Adviser Shares' average daily net assets on an annual basis to be paid to servicing agents (the "Servicing Fees"). See the "Multiple Classes - Adviser Shares" section below for further information.

CSIM may pay certain intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Funds or their shareholders and may be substantial.

                                MULTIPLE CLASSES

As indicated previously, the Funds (other than the Laudus Rosenberg U.S. Small Capitalization Fund) offer two classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares. The Laudus Rosenberg U.S. Small Capitalization Fund (currently closed to new investors) offers three classes of shares to investors: Institutional Shares, Investor Shares and Adviser Shares. The following table sets forth basic investment and fee information for each class.


                                                                          ANNUAL
                                                                       DISTRIBUTION
                             MINIMUM                                       AND
                          INITIAL FUND     SUBSEQUENT       ANNUAL     SHAREHOLDER
NAME OF CLASS              INVESTMENT*    INVESTMENT*    SERVICE FEE   SERVICE FEE
-------------            --------------   -----------    -----------   ------------
Institutional                   $50,000           None          None          None
Investor                 $2,500 ($1,000           None          None          0.25%
                           for IRAs and
                            educational
                              accounts)
Adviser                        $100,000         $1,000          0.25%         None


----------
   * Certain exceptions apply. See "Institutional Shares" and "Investor Shares" below.

Please note that intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES


Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $50,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR SHARES


Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the particular Fund, except that the minimum investment is $1,000 for individual retirement accounts and educational savings accounts. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with a Fund to offer shares to their clients as part of various asset allocation programs. The Trustees have authorized the Trust to reimburse, out of the Investor Class assets of the Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class shares of the Fund an amount up to 0.15% on an annual basis of the average daily net assets of that class. In addition, as described below, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Fund (see "Management of the Trust--Distributor").


ADVISER SHARES

Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment management or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the Laudus Rosenberg U.S. Small Capitalization Fund. In its sole discretion, CSIM may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution fees. However, under the terms of the Service Plan adopted by the Trust with respect to Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Trust is permitted to reimburse, out of the Adviser Class assets of the Laudus Rosenberg U.S. Small Capitalization Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers. In addition, the Trustees have authorized the Laudus Rosenberg U.S. Small Capitalization Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer agency services in connection with such shares.


GENERAL

Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                                PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You will receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require that they receive your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.


The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. Existing shareholders (including participants in 401(k) plans) may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Fund.

Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization Fund or the lifting of restrictions on different classes of investors and/or transactions.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.


INITIAL INVESTMENTS BY WIRE


Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."


INITIAL INVESTMENTS BY MAIL

Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.


The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note minimum initial investment requirements for each class as set forth above under "Multiple Classes."


ADDITIONAL INVESTMENTS

Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.


INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to CSIM and AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.


A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and AXA Rosenberg believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.



Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.


The Funds are intended to be long-term investment vehicles and are not designed for investors who engage in short-term trading activity (I.E., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds seek to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Funds' transfer agent to provide reports to the Funds of transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that could potentially be detrimental to a Fund. The Funds' policies with respect to frequent purchases and redemptions of Fund shares are applied uniformly in all cases, including to trades through Intermediaries. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Funds' policy are made in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders.


Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.


In addition, certain Intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such Intermediaries and take reasonable steps to seek cooperation from any Intermediary through which the Funds believe short-term trading activity is taking place.


The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Funds reserve the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

OTHER PURCHASE INFORMATION


An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program making a minimum initial investment that satisfies the minimum investment amount for Investor Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.



For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, travelers checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.


                         INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Funds may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $1,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES


Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.


As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL

The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

To be in "good order," a request must include the following documentation:

       (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
       (b)  any required signature guarantees; and
       (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING


Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.


FURTHER REDEMPTION INFORMATION

The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Funds reserve the right to redeem in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If the Adviser determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by the Subadviser, under the Adviser's supervision, in light of each Fund's objective and generally will be a PRO RATA distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

                        EXCHANGING AND CONVERTING SHARES


As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of a Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust or class. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about exchange and conversion or limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. A conversion of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. An exchange between classes within a Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.


Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund.

EXCHANGE AND CONVERSION BY MAIL

To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the

Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE OR CONVERSION BY TELEPHONE

To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.


In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.


                                  DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                      TAXES

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund intend to) elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

The Funds may make various types of portfolio securities information available to shareholders. Information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-800-447-3332.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request. The Laudus Rosenberg U.S. Large Capitalization Value Fund was not operational as of 3/31/05.

                                                                         INVESTMENT ACTIVITIES
                                                              -------------------------------------------
                                                                                    NET
                                                   NET ASSET      NET            REALIZED
                                                     VALUE,   INVESTMENT      AND UNREALIZED   TOTAL FROM
                                                   BEGINNING    INCOME/       GAINS (LOSSES)   INVESTMENT
                                                   OF PERIOD    (LOSS)        ON INVESTMENTS   ACTIVITIES
                                                   ---------  ----------      --------------   ----------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   10.92  $     0.11(6)   $         0.94   $     1.05
  For the Year Ended March 31, 2004                     8.28        0.06(6)             2.62         2.68
  June 19, 2002 to March 31, 2003(1)                   10.00        0.05(6)            (1.73)       (1.68)
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Year Ended March 31, 2005                $    7.84  $     0.04(6)   $         0.23   $     0.27
  For the Year Ended March 31, 2004                     5.95        0.06(6)             1.89         1.95
  For the Year Ended March 31, 2003                     7.77        0.07(6)            (1.83)       (1.76)
  For the Year Ended March 31, 2002                     7.70        0.06                0.07         0.13
  June 7, 2000 to March 31, 2001(1)                    10.00        0.04               (2.31)       (2.27)
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $   14.71  $     0.03(6)   $         1.44   $     1.47
  For the Year Ended March 31, 2004                     9.55        0.06(6)             5.26         5.32
  For the Year Ended March 31, 2003                    11.10        0.04(6)            (1.57)       (1.53)
  September 4, 2001 to March 31, 2002(1)               10.00        0.02                1.10         1.12
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   13.82  $     0.03(6)   $         1.27   $     1.30
  For the Year Ended March 31, 2004                     8.98        0.05                5.03         5.08
  For the Year Ended March 31, 2003                    11.18        0.03(6)            (1.93)       (1.90)
  For the Year Ended March 31, 2002                     9.57        0.03(6)             2.17         2.20
  For the Year Ended March 31, 2001                    10.06        0.03(6)            (0.16)       (0.13)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $    8.46  $     0.09(6)   $         1.12   $     1.21
  For the Year Ended March 31, 2004                     5.56        0.08(6)             2.90         2.98
  For the Year Ended March 31, 2003                     7.09        0.08(6)            (1.55)       (1.47)
  For the Year Ended March 31, 2002                     8.14        0.07(6)            (0.76)       (0.69)
  June 7, 2000 to March 31, 2001(1)                    10.00        0.28               (2.14)       (1.86)
LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   13.94  $     0.08(6)   $         3.53   $     3.61
  For the Year Ended March 31, 2004                     7.92        0.07(6)             6.04         6.11
  For the Year Ended March 31, 2003                     8.48        0.09(6)            (0.56)       (0.47)
  For the Year Ended March 31, 2002                     9.13        0.15(6)            (0.61)       (0.46)
  For the Year Ended March 31, 2001                    11.81        0.11               (1.28)       (1.17)
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $   10.80  $    (0.01)(6)  $         0.65   $     0.64
  For the Year Ended March 31, 2004                    11.51       (0.06)(6)           (0.65)       (0.71)
  For the Year Ended March 31, 2003                    10.22          --(6),(7)         1.31         1.31
  For the Year Ended March 31, 2002                     9.61        0.18(6)             0.69         0.87
  For the Year Ended March 31, 2001                    11.05        0.53(6)            (1.12)       (0.59)
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $   11.30  $    (0.12)(6)  $         0.44   $     0.32
  For the Year Ended March 31, 2004                    11.87       (0.12)(6)           (0.45)       (0.57)
  For the Year Ended March 31, 2003                    10.15       (0.03)(6)            1.73         1.70
  For the Year Ended March 31, 2002                     9.43        0.16                0.96         1.12
  September 29, 2000 to March 31, 2001(1)              10.00        0.22               (0.58)       (0.36)
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $    9.87  $    (0.03)(6)  $         0.67   $     0.64
  For the Year Ended March 31, 2004                    10.48       (0.05)(6)           (0.56)       (0.61)
  For the Year Ended March 31, 2003                     8.96       (0.02)(6)            1.54         1.52
  For the Year Ended March 31, 2002                     8.11        0.13(6)             0.94         1.07
  For the Year Ended March 31, 2001                     7.42        0.34(6)             0.78         1.12

                                                       LESS DIVIDENDS FROM
                                                   ---------------------------
                                                       NET       NET REALIZED
                                                   INVESTMENT      GAINS ON        TOTAL
                                                     INCOME       INVESTMENTS    DIVIDENDS
                                                   ----------   --------------   ---------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    (0.09)  $        (0.09)  $   (0.18)
  For the Year Ended March 31, 2004                     (0.04)              --       (0.04)
  June 19, 2002 to March 31, 2003(1)                    (0.04)              --       (0.04)
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Year Ended March 31, 2005                $    (0.04)  $           --   $   (0.04)
  For the Year Ended March 31, 2004                     (0.06)              --       (0.06)
  For the Year Ended March 31, 2003                     (0.06)              --       (0.06)
  For the Year Ended March 31, 2002                     (0.06)              --       (0.06)
  June 7, 2000 to March 31, 2001(1)                     (0.03)              --       (0.03)
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $    (0.04)  $        (0.18)  $   (0.22)
  For the Year Ended March 31, 2004                     (0.04)           (0.12)      (0.16)
  For the Year Ended March 31, 2003                     (0.02)              --       (0.02)
  September 4, 2001 to March 31, 2002(1)                (0.02)              --       (0.02)
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    (0.03)  $        (1.59)  $   (1.62)
  For the Year Ended March 31, 2004                     (0.04)           (0.20)      (0.24)
  For the Year Ended March 31, 2003                     (0.03)           (0.27)      (0.30)
  For the Year Ended March 31, 2002                     (0.04)           (0.55)      (0.59)
  For the Year Ended March 31, 2001                     (0.03)           (0.33)      (0.36)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $    (0.04)  $           --   $   (0.04)
  For the Year Ended March 31, 2004                     (0.08)              --       (0.08)
  For the Year Ended March 31, 2003                     (0.07)              --       (0.07)
  For the Year Ended March 31, 2002                     (0.36)              --       (0.36)
  June 7, 2000 to March 31, 2001(1)                        --               --          --
LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    (0.04)  $        (0.62)  $   (0.66)
  For the Year Ended March 31, 2004                     (0.09)              --       (0.09)
  For the Year Ended March 31, 2003                     (0.11)              --       (0.11)
  For the Year Ended March 31, 2002                     (0.19)              --(7)    (0.19)
  For the Year Ended March 31, 2001                     (0.16)           (1.35)      (1.51)
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --   $           --   $      --
  For the Year Ended March 31, 2004                        --               --          --
  For the Year Ended March 31, 2003                     (0.03)              --       (0.03)
  For the Year Ended March 31, 2002                     (0.26)              --       (0.26)
  For the Year Ended March 31, 2001                     (0.85)              --       (0.85)
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --   $           --   $      --
  For the Year Ended March 31, 2004                        --               --          --
  For the Year Ended March 31, 2003                        --               --          --
  For the Year Ended March 31, 2002                     (0.40)              --       (0.40)
  September 29, 2000 to March 31, 2001(1)               (0.11)           (0.10)      (0.21)
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --   $           --   $      --
  For the Year Ended March 31, 2004                        --               --          --
  For the Year Ended March 31, 2003                        --               --          --
  For the Year Ended March 31, 2002                     (0.22)              --       (0.22)
  For the Year Ended March 31, 2001                     (0.43)              --       (0.43)


----------
(1)  From commencement of operations.

(2)  Not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4)  Includes dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)  Calculated based on the average shares outstanding during the period.
(7)  Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratios of Expenses before Waiver/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.57% and 2.78%, respectively, to more appropriately reflect expenses incurred for the period.

                                                                  NET ASSET
                                                                    VALUE,
                                                   REDEMPTION       END OF      TOTAL
                                                      FEES          PERIOD    RETURN(2)
                                                   ----------     ---------   ---------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --     $   11.79        9.66%
  For the Year Ended March 31, 2004                        --(7)      10.92       32.33
  June 19, 2002 to March 31, 2003(1)                       --          8.28      (16.78)
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Year Ended March 31, 2005                $       --(7)  $    8.07        3.42%
  For the Year Ended March 31, 2004                        --(7)       7.84       32.84
  For the Year Ended March 31, 2003                        --          5.95      (22.68)
  For the Year Ended March 31, 2002                        --          7.77        1.69
  June 7, 2000 to March 31, 2001(1)                        --          7.70      (22.71)
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $       --(7)  $   15.96        9.98%
  For the Year Ended March 31, 2004                        --(7)      14.71       55.90
  For the Year Ended March 31, 2003                        --          9.55      (13.83)
  September 4, 2001 to March 31, 2002(1)                   --         11.10       11.25
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --(7)  $   13.50        9.36%
  For the Year Ended March 31, 2004                        --(7)      13.82       56.83
  For the Year Ended March 31, 2003                        --          8.98      (17.10)
  For the Year Ended March 31, 2002                        --         11.18       23.92
  For the Year Ended March 31, 2001                        --          9.57       (1.26)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $       --(7)  $    9.63       14.36%
  For the Year Ended March 31, 2004                      0.01          8.46       53.81
  For the Year Ended March 31, 2003                      0.01          5.56      (20.66)
  For the Year Ended March 31, 2002                        --          7.09       (8.36)
  June 7, 2000 to March 31, 2001(1)                        --          8.14      (18.50)
LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --(7)  $   16.89       26.52%
  For the Year Ended March 31, 2004                        --(7)      13.94       77.37
  For the Year Ended March 31, 2003                      0.02          7.92       (5.36)
  For the Year Ended March 31, 2002                        --          8.48       (4.80)
  For the Year Ended March 31, 2001                        --          9.13      (10.78)
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --(7)  $   11.44        5.93%
  For the Year Ended March 31, 2004                        --(7)      10.80       (6.17)
  For the Year Ended March 31, 2003                      0.01         11.51       12.90
  For the Year Ended March 31, 2002                        --         10.22        9.20
  For the Year Ended March 31, 2001                        --          9.61       (4.79)
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --     $   11.62        2.83%
  For the Year Ended March 31, 2004                        --(7)      11.30       (4.80)
  For the Year Ended March 31, 2003                      0.02         11.87       16.95
  For the Year Ended March 31, 2002                        --         10.15       12.21
  September 29, 2000 to March 31, 2001(1)                  --          9.43       (3.56)
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --(7)  $   10.51        6.48%
  For the Year Ended March 31, 2004                        --(7)       9.87       (5.82)
  For the Year Ended March 31, 2003                        --         10.48       16.96
  For the Year Ended March 31, 2002                        --          8.96       13.53
  For the Year Ended March 31, 2001                        --          8.11       15.96

                                                                   RATIOS/SUPPLEMENTAL DATA
                                                   -------------------------------------------------------
                                                   NET ASSETS,  NET INVESTMENT
                                                     END OF      INCOME/(LOSS)              EXPENSES
                                                     PERIOD      NET OF WAIVERS/        BEFORE WAIVERS/
                                                     (000'S)    REIMBURSEMENTS(3)    REIMBURSEMENTS(3),(4)
                                                   -----------  -----------------    ---------------------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    44,559               0.96%                    1.23%
  For the Year Ended March 31, 2004                     44,301               0.62                     1.47
  June 19, 2002 to March 31, 2003(1)                    14,479               0.80                     2.73
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Year Ended March 31, 2005                $     5,056               0.53%                    2.34%
  For the Year Ended March 31, 2004                      5,006               0.80                     2.59
  For the Year Ended March 31, 2003                      3,418               1.03                     4.55
  For the Year Ended March 31, 2002                      4,297               0.76                     3.81
  June 7, 2000 to March 31, 2001(1)                      3,910               0.59                     2.90
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $   256,444               0.23%                    1.20%
  For the Year Ended March 31, 2004                     98,077               0.49                     1.46
  For the Year Ended March 31, 2003                     18,589               0.38                     3.71
  September 4, 2001 to March 31, 2002(1)                 2,980               0.38                     9.02
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   948,225               0.20%                    1.09%
  For the Year Ended March 31, 2004                    954,275               0.45                     1.13
  For the Year Ended March 31, 2003                    487,020               0.33                     1.29
  For the Year Ended March 31, 2002                    482,205               0.33                     1.29
  For the Year Ended March 31, 2001                    408,148               0.26                     1.25
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $    16,094               0.96%                    2.69%
  For the Year Ended March 31, 2004                      9,914               1.12                     4.32
  For the Year Ended March 31, 2003                      6,368               1.24                     5.30
  For the Year Ended March 31, 2002                      7,882               0.94                     4.13
  June 7, 2000 to March 31, 2001(1)                      9,071               4.20                     3.48
LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   270,646               0.50%                    1.55%
  For the Year Ended March 31, 2004                     70,382               0.65                     1.94
  For the Year Ended March 31, 2003                     20,562               1.09                     2.60
  For the Year Ended March 31, 2002                     28,027               1.71                     2.24
  For the Year Ended March 31, 2001                     41,951               0.99                     1.93
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $    12,312              (0.13)%                   3.23%
  For the Year Ended March 31, 2004                     20,404              (0.57)                    3.22
  For the Year Ended March 31, 2003                     26,736               0.01                     3.59
  For the Year Ended March 31, 2002                     10,037               1.87                     2.84
  For the Year Ended March 31, 2001                     11,855               5.19                     2.67
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $    15,140              (1.04)%                   4.38%
  For the Year Ended March 31, 2004                     12,527              (1.11)                    3.69(9)
  For the Year Ended March 31, 2003                     13,491              (0.28)                    4.04
  For the Year Ended March 31, 2002                     10,514               1.67                     3.19
  September 29, 2000 to March 31, 2001(1)               14,924               4.59                     3.19
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $   102,974              (0.28)%                   3.04%
  For the Year Ended March 31, 2004                     95,541              (0.46)                    2.88
  For the Year Ended March 31, 2003                     92,356              (0.15)                    2.72
  For the Year Ended March 31, 2002                     69,629               1.61                     2.49
  For the Year Ended March 31, 2001                     61,923               4.56                     3.05

                                                                     RATIOS/SUPPLEMENTAL DATA
                                                   -----------------------------------------------------------
                                                          EXPENSES                  EXPENSES         PORTFOLIO
                                                      NET OF WAIVERS/           NET OF WAIVERS/       TURNOVER
                                                   REIMBURSEMENTS(3),(4)     REIMBURSEMENTS(3),(8)    RATE(5)
                                                   ---------------------     ---------------------   ---------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 0.99%                     0.99%     127.89%
  For the Year Ended March 31, 2004                                 1.00                      1.00      141.50
  June 19, 2002 to March 31, 2003(1)                                0.99                      0.99      100.79
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Year Ended March 31, 2005                                 0.99%                     0.99%      77.81%
  For the Year Ended March 31, 2004                                 0.80                      0.80      177.43
  For the Year Ended March 31, 2003                                 0.75                      0.75       68.73
  For the Year Ended March 31, 2002                                 0.75                      0.75      111.54
  June 7, 2000 to March 31, 2001(1)                                 0.75                      0.75       88.81
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                                 1.14%                     1.14%      62.60%
  For the Year Ended March 31, 2004                                 1.14                      1.14       93.08
  For the Year Ended March 31, 2003                                 1.15                      1.15       98.65
  September 4, 2001 to March 31, 2002(1)                            1.15                      1.15       78.02
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 1.09%                     1.09%      68.09%
  For the Year Ended March 31, 2004                                 1.13                      1.13       75.65
  For the Year Ended March 31, 2003                                 1.15                      1.15       70.83
  For the Year Ended March 31, 2002                                 1.15                      1.15      101.08
  For the Year Ended March 31, 2001                                 1.15                      1.15      128.79
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                                 1.34%                     1.34%      52.06%
  For the Year Ended March 31, 2004                                 1.35                      1.35      107.02
  For the Year Ended March 31, 2003                                 1.35                      1.35      138.85
  For the Year Ended March 31, 2002                                 1.35                      1.35      132.84
  June 7, 2000 to March 31, 2001(1)                                 1.35                      1.35       86.18
LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 1.49%                     1.49%      59.70%
  For the Year Ended March 31, 2004                                 1.47                      1.47      102.50
  For the Year Ended March 31, 2003                                 1.50                      1.50      129.34
  For the Year Ended March 31, 2002                                 1.50                      1.50      147.52
  For the Year Ended March 31, 2001                                 1.50                      1.50      148.53
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                                 2.94%                     1.24%     180.14%
  For the Year Ended March 31, 2004                                 2.82                      1.25      189.35
  For the Year Ended March 31, 2003                                 2.67                      1.25      185.66
  For the Year Ended March 31, 2002                                 1.95                      1.25      313.22
  For the Year Ended March 31, 2001                                 2.12                      1.25      399.02
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                                 3.82%                     1.99%     152.24%
  For the Year Ended March 31, 2004                                 2.91(9)                   1.81      175.85
  For the Year Ended March 31, 2003                                 2.50                      1.50      189.09
  For the Year Ended March 31, 2002                                 1.93                      1.50      231.34
  September 29, 2000 to March 31, 2001(1)                           2.15                      1.50      216.10
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                                 2.98%                     1.74%     111.19%
  For the Year Ended March 31, 2004                                 2.77                      1.75       76.36
  For the Year Ended March 31, 2003                                 2.42                      1.74      209.95
  For the Year Ended March 31, 2002                                 2.18                      1.75      126.45
  For the Year Ended March 31, 2001                                 2.72                      1.84      129.80

                                                                           INVESTMENT ACTIVITIES
                                                              ----------------------------------------------
                                                                                      NET
                                                   NET ASSET      NET              REALIZED
                                                     VALUE,   INVESTMENT         AND UNREALIZED   TOTAL FROM
                                                   BEGINNING    INCOME/          GAINS (LOSSES)   INVESTMENT
                                                   OF PERIOD    (LOSS)           ON INVESTMENTS   ACTIVITIES
                                                   ---------  ----------         --------------   ----------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   13.71  $       --(6),(7)  $         1.26   $     1.26
  For the Year Ended March 31, 2004                     8.91        0.02                   5.00         5.02
  For the Year Ended March 31, 2003                    11.12        0.01(6)               (1.93)       (1.92)
  For the Year Ended March 31, 2002                     9.53          --(6)                2.17         2.17
  For the Year Ended March 31, 2001                    10.02        0.01(6)               (0.16)       (0.15)
INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   10.96  $     0.08(6)      $         0.93   $     1.01
  For the Year Ended March 31, 2004                     8.31        0.02(6)                2.63         2.65
  July 31, 2002 to March 31, 2003(1)                    8.88        0.05(6)               (0.62)       (0.57)
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND (2)
  For the Year Ended March 31, 2005                $    7.92  $     0.02(6)      $         0.23   $     0.25
  August 15, 2003 to March 31, 2004(1)                  6.95        0.09(6)                0.92         1.01
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $   14.66  $    (0.05)(6)     $         1.47   $     1.42
  For the Year Ended March 31, 2004                     9.53        0.01(6)                5.24         5.25
  For the Year Ended March 31, 2003                    11.08        0.02(6)               (1.57)       (1.55)
  October 3, 2001 to March 31, 2002(1)                  9.38          --                   1.72         1.72
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   13.65  $    (0.02)(6)     $         1.26   $     1.24
  For the Year Ended March 31, 2004                     8.88        0.01                   4.98         4.99
  For the Year Ended March 31, 2003                    11.08          --(6),(7)           (1.92)       (1.92)
  For the Year Ended March 31, 2002                     9.50          --(6)                2.15         2.15
  For the Year Ended March 31, 2001                    10.00       (0.01)(6)              (0.14)       (0.15)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $    8.47  $     0.06(6)      $         1.11   $     1.17
  For the Year Ended March 31, 2004                     5.57        0.03(6)                2.95         2.98
  For the Year Ended March 31, 2003                     7.05        0.07(6)               (1.54)       (1.47)
  For the Year Ended March 31, 2002                     8.13        0.05(6)               (0.78)       (0.73)
  December 5, 2000 to March 31, 2001(1)                 8.98        0.27                  (1.12)       (0.85)
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   13.83  $     0.03(6)      $         3.51   $     3.54
  For the Year Ended March 31, 2004                     7.87        0.03(6)                6.01         6.04
  For the Year Ended March 31, 2003                     8.43        0.08(6)               (0.57)       (0.49)
  For the Year Ended March 31, 2002                     9.09        0.07(6)               (0.55)       (0.48)
  For the Year Ended March 31, 2001                    11.77        0.08                  (1.29)       (1.21)
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $   10.86  $    (0.04)(6)     $         0.64   $     0.60
  For the Year Ended March 31, 2004                    11.61       (0.10)(6)              (0.65)       (0.75)
  For the Year Ended March 31, 2003                    10.34       (0.05)(6)               1.33         1.28
  For the Year Ended March 31, 2002                     9.73        0.10(6)                0.76         0.86
  For the Year Ended March 31, 2001                    10.99        0.50(6)               (1.10)       (0.60)
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $   11.21  $    (0.17)(6)     $         0.43   $     0.26
  For the Year Ended March 31, 2004                    11.81       (0.17)(6)              (0.43)       (0.60)
  For the Year Ended March 31, 2003                    10.13       (0.09)(6)               1.75         1.66
  August 23, 2001 to March 31, 2002(1)                 10.19        0.01(6)                0.32         0.33
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $    9.81  $    (0.06)(6)     $         0.66   $     0.60
  For the Year Ended March 31, 2004                    10.43       (0.09)(6)              (0.53)       (0.62)
  For the Year Ended March 31, 2003                     8.95       (0.05)(6)               1.53         1.48
  For the Year Ended March 31, 2002                     8.10        0.09(6)                0.96         1.05
  For the Year Ended March 31, 2001                     7.41        0.31(6)                0.78         1.09

                                                      LESS DIVIDENDS FROM
                                                   -------------------------
                                                       NET      NET REALIZED
                                                   INVESTMENT     GAINS ON         TOTAL
                                                     INCOME      INVESTMENTS     DIVIDENDS
                                                   ----------   ------------     ---------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --   $      (1.59)    $   (1.59)
  For the Year Ended March 31, 2004                     (0.02)         (0.20)        (0.22)
  For the Year Ended March 31, 2003                     (0.02)         (0.27)        (0.29)
  For the Year Ended March 31, 2002                     (0.03)         (0.55)        (0.58)
  For the Year Ended March 31, 2001                     (0.01)         (0.33)        (0.34)
INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    (0.07)  $      (0.09)    $   (0.16)
  For the Year Ended March 31, 2004                        --             --            --
  July 31, 2002 to March 31, 2003(1)                       --             --            --
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND (2)
  For the Year Ended March 31, 2005                $    (0.02)  $         --     $   (0.02)
  August 15, 2003 to March 31, 2004(1)                  (0.04)            --         (0.04)
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $    (0.02)  $      (0.18)    $   (0.20)
  For the Year Ended March 31, 2004                        --          (0.12)        (0.12)
  For the Year Ended March 31, 2003                        --             --            --
  October 3, 2001 to March 31, 2002(1)                  (0.02)            --         (0.02)
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --   $      (1.59)    $   (1.59)
  For the Year Ended March 31, 2004                     (0.02)         (0.20)        (0.22)
  For the Year Ended March 31, 2003                     (0.01)         (0.27)        (0.28)
  For the Year Ended March 31, 2002                     (0.02)         (0.55)        (0.57)
  For the Year Ended March 31, 2001                     (0.02)         (0.33)        (0.35)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $    (0.03)  $         --     $   (0.03)
  For the Year Ended March 31, 2004                     (0.08)            --         (0.08)
  For the Year Ended March 31, 2003                     (0.02)            --         (0.02)
  For the Year Ended March 31, 2002                     (0.35)            --         (0.35)
  December 5, 2000 to March 31, 2001(1)                    --             --            --
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    (0.02)  $      (0.62)    $   (0.64)
  For the Year Ended March 31, 2004                     (0.08)            --         (0.08)
  For the Year Ended March 31, 2003                     (0.09)            --         (0.09)
  For the Year Ended March 31, 2002                     (0.18)            --(7)      (0.18)
  For the Year Ended March 31, 2001                     (0.12)         (1.35)        (1.47)
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --   $         --     $      --
  For the Year Ended March 31, 2004                        --             --            --
  For the Year Ended March 31, 2003                     (0.02)            --         (0.02)
  For the Year Ended March 31, 2002                     (0.25)            --         (0.25)
  For the Year Ended March 31, 2001                     (0.66)            --         (0.66)
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --   $         --     $      --
  For the Year Ended March 31, 2004                        --             --            --
  For the Year Ended March 31, 2003                        --             --            --
  August 23, 2001 to March 31, 2002(1)                  (0.39)            --         (0.39)
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --   $         --     $      --
  For the Year Ended March 31, 2004                        --             --            --
  For the Year Ended March 31, 2003                        --             --            --
  For the Year Ended March 31, 2002                     (0.20)            --         (0.20)
  For the Year Ended March 31, 2001                     (0.40)            --         (0.40)


----------
(1)  From commencement of operations.

(2)  Not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4)  Includes dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)  Calculated based on the average shares outstanding during the period.
(7)  Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratios of Expenses before Waiver/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.89% and 3.11%, respectively, to more appropriately reflect expenses incurred for the period.

                                                                  NET ASSET
                                                                    VALUE,
                                                   REDEMPTION       END OF      TOTAL
                                                      FEES          PERIOD    RETURN(2)
                                                   ----------     ---------   ---------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --(7)  $   13.38        9.12%
  For the Year Ended March 31, 2004                        --(7)      13.71       56.53
  For the Year Ended March 31, 2003                        --          8.91      (17.35)
  For the Year Ended March 31, 2002                        --         11.12       23.61
  For the Year Ended March 31, 2001                        --          9.53       (1.43)
INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --     $   11.81        9.22%
  For the Year Ended March 31, 2004                        --(7)      10.96       31.89
  July 31, 2002 to March 31, 2003(1)                       --          8.31       (6.42)
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND (2)
  For the Year Ended March 31, 2005                $       --(7)  $    8.15        3.14%
  August 15, 2003 to March 31, 2004(1)                     --(7)       7.92       14.50
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $       --(7)  $   15.88        9.70%
  For the Year Ended March 31, 2004                        --(7)      14.66       55.22
  For the Year Ended March 31, 2003                        --          9.53      (13.99)
  October 3, 2001 to March 31, 2002(1)                     --         11.08       18.34
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --(7)  $   13.30        9.00%
  For the Year Ended March 31, 2004                        --(7)      13.65       56.40
  For the Year Ended March 31, 2003                        --          8.88      (17.42)
  For the Year Ended March 31, 2002                        --         11.08       23.50
  For the Year Ended March 31, 2001                        --          9.50       (1.52)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $       --(7)  $    9.61       13.79%
  For the Year Ended March 31, 2004                      0.02          8.47       53.61
  For the Year Ended March 31, 2003                      0.01          5.57      (20.73)
  For the Year Ended March 31, 2002                        --          7.05       (8.83)
  December 5, 2000 to March 31, 2001(1)                    --          8.13       (9.47)
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $       --(7)  $   16.73       26.16%
  For the Year Ended March 31, 2004                        --(7)      13.83       76.91
  For the Year Ended March 31, 2003                      0.02          7.87       (5.53)
  For the Year Ended March 31, 2002                        --          8.43       (5.08)
  For the Year Ended March 31, 2001                        --          9.09      (11.08)
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --(7)  $   11.46        5.52%
  For the Year Ended March 31, 2004                        --(7)      10.86       (6.46)
  For the Year Ended March 31, 2003                      0.01         11.61       12.49
  For the Year Ended March 31, 2002                        --         10.34        8.96
  For the Year Ended March 31, 2001                        --          9.73       (5.06)
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $     0.02     $   11.49        2.50%
  For the Year Ended March 31, 2004                        --(7)      11.21       (5.08)
  For the Year Ended March 31, 2003                      0.02         11.81       16.58
  August 23, 2001 to March 31, 2002(1)                     --         10.13        3.58
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $       --(7)  $   10.41        6.12%
  For the Year Ended March 31, 2004                        --(7)       9.81       (5.94)
  For the Year Ended March 31, 2003                        --         10.43       16.54
  For the Year Ended March 31, 2002                        --          8.95       13.24
  For the Year Ended March 31, 2001                        --          8.10       15.49

                                                                   RATIOS/SUPPLEMENTAL DATA
                                                   -------------------------------------------------------
                                                   NET ASSETS,  NET INVESTMENT
                                                     END OF      INCOME/(LOSS)              EXPENSES
                                                     PERIOD      NET OF WAIVERS/        BEFORE WAIVERS/
                                                    (000'S)     REIMBURSEMENTS(3)    REIMBURSEMENTS(3),(4)
                                                   -----------  -----------------    ---------------------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $    41,104              (0.01)%                   1.31%
  For the Year Ended March 31, 2004                     44,059               0.19                     1.40
  For the Year Ended March 31, 2003                     25,973               0.07                     1.54
  For the Year Ended March 31, 2002                     17,695               0.05                     1.53
  For the Year Ended March 31, 2001                      8,137               0.07                     1.45
INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $     2,786               0.69%                    1.58%
  For the Year Ended March 31, 2004                        590               0.24                     1.51
  July 31, 2002 to March 31, 2003(1)                       666               0.87                     3.05
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND (2)
  For the Year Ended March 31, 2005                $     1,894               0.21%                    2.68%
  August 15, 2003 to March 31, 2004(1)                   1,479               1.12                     2.72
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                $    58,284              (0.30)%                   1.55%
  For the Year Ended March 31, 2004                      2,581               0.04                     1.63
  For the Year Ended March 31, 2003                        104               0.20                     6.18
  October 3, 2001 to March 31, 2002(1)                      98               0.03                    10.26
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   297,927              (0.15)%                   1.43%
  For the Year Ended March 31, 2004                    272,481               0.11                     1.47
  For the Year Ended March 31, 2003                    136,293              (0.02)                    1.63
  For the Year Ended March 31, 2002                    108,449              (0.05)                    1.65
  For the Year Ended March 31, 2001                     65,217              (0.13)                    1.53
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                $    12,491               0.65%                    2.96%
  For the Year Ended March 31, 2004                      2,881               0.45                     4.46
  For the Year Ended March 31, 2003                         17               1.06                     5.27
  For the Year Ended March 31, 2002                         18               0.64                     4.27
  December 5, 2000 to March 31, 2001(1)                     24              25.10                     4.09
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
  For the Year Ended March 31, 2005                $   355,766               0.20%                    1.88%
  For the Year Ended March 31, 2004                     82,780               0.28                     2.18
  For the Year Ended March 31, 2003                     16,834               0.99                     2.93
  For the Year Ended March 31, 2002                      6,334               0.79                     2.67
  For the Year Ended March 31, 2001                      1,731               0.67                     2.24
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $    12,824              (0.33)%                   3.55%
  For the Year Ended March 31, 2004                      8,693              (0.93)                    3.51
  For the Year Ended March 31, 2003                     16,251              (0.45)                    3.91
  For the Year Ended March 31, 2002                        471               0.99                     3.42
  For the Year Ended March 31, 2001                         24               4.90                     2.96
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $     6,094              (1.57)%                   4.80%
  For the Year Ended March 31, 2004                      8,533              (1.50)                    4.01(9)
  For the Year Ended March 31, 2003                      9,474              (0.80)                    4.42
  August 23, 2001 to March 31, 2002(1)                       7               0.22                     4.43
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                $    34,930              (0.55)%                   3.37%
  For the Year Ended March 31, 2004                     34,081              (0.90)                    3.18
  For the Year Ended March 31, 2003                     38,473              (0.43)                    2.97
  For the Year Ended March 31, 2002                      5,355               1.05                     2.79
  For the Year Ended March 31, 2001                      3,952               4.23                     3.37

                                                                     RATIOS/SUPPLEMENTAL DATA
                                                   -----------------------------------------------------------
                                                          EXPENSES                  EXPENSES         PORTFOLIO
                                                      NET OF WAIVERS/           NET OF WAIVERS/       TURNOVER
                                                   REIMBURSEMENTS(3),(4)     REIMBURSEMENTS(3),(8)    RATE(5)
                                                   ---------------------     ---------------------   ---------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 1.31%                     1.31%      68.09%
  For the Year Ended March 31, 2004                                 1.40                      1.40       75.65
  For the Year Ended March 31, 2003                                 1.40                      1.40       70.83
  For the Year Ended March 31, 2002                                 1.39                      1.39      101.08
  For the Year Ended March 31, 2001                                 1.35                      1.35      128.79
INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 1.35%                     1.35%     127.89%
  For the Year Ended March 31, 2004                                 1.25                      1.25      141.50
  July 31, 2002 to March 31, 2003(1)                                1.25                      1.25      100.79
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND (2)
  For the Year Ended March 31, 2005                                 1.32%                     1.32%      77.81%
  August 15, 2003 to March 31, 2004(1)                              1.11                      1.39      177.43
LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Year Ended March 31, 2005                                 1.49%                     1.49%      62.60%
  For the Year Ended March 31, 2004                                 1.40                      1.40       93.08
  For the Year Ended March 31, 2003                                 1.40                      1.40       98.65
  October 3, 2001 to March 31, 2002(1)                              1.40                      1.40       78.02
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 1.43%                     1.43%      68.09%
  For the Year Ended March 31, 2004                                 1.47                      1.47       75.65
  For the Year Ended March 31, 2003                                 1.49                      1.49       70.83
  For the Year Ended March 31, 2002                                 1.51                      1.51      101.08
  For the Year Ended March 31, 2001                                 1.43                      1.43      128.79
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Year Ended March 31, 2005                                 1.72%                     1.72%      52.06%
  For the Year Ended March 31, 2004                                 1.59                      1.59      107.02
  For the Year Ended March 31, 2003                                 1.60                      1.60      138.85
  For the Year Ended March 31, 2002                                 1.60                      1.60      132.84
  December 5, 2000 to March 31, 2001(1)                             1.60                      1.60       86.18
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
  For the Year Ended March 31, 2005                                 1.83%                     1.83%      59.70%
  For the Year Ended March 31, 2004                                 1.75                      1.75      102.50
  For the Year Ended March 31, 2003                                 1.78                      1.78      129.34
  For the Year Ended March 31, 2002                                 1.78                      1.78      147.52
  For the Year Ended March 31, 2001                                 1.81                      1.81      148.53
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                                 3.26%                     1.61%     180.14%
  For the Year Ended March 31, 2004                                 3.12                      1.55      189.35
  For the Year Ended March 31, 2003                                 3.07                      1.54      185.66
  For the Year Ended March 31, 2002                                 2.42                      1.56      313.22
  For the Year Ended March 31, 2001                                 2.41                      1.54      399.02
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                                 4.27%                     2.34%     152.24%
  For the Year Ended March 31, 2004                                 3.23(9)                   2.14      175.85
  For the Year Ended March 31, 2003                                 2.92                      1.80      189.09
  August 23, 2001 to March 31, 2002(1)                              2.34                      1.75      231.34
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Year Ended March 31, 2005                                 3.30%                     2.06%     111.19%
  For the Year Ended March 31, 2004                                 3.06                      2.05       76.36
  For the Year Ended March 31, 2003                                 2.69                      2.02      209.95
  For the Year Ended March 31, 2002                                 2.48                      2.04      126.45
  For the Year Ended March 31, 2001                                 3.04                      2.16      129.80

[LAUDUS FUNDS(TM) LOGO]

                                                         COMMAND PERFORMANCE(TM)


FOR MORE INFORMATION ABOUT THE FUNDS:


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:

Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudusfunds.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:

Laudus Trust
3435 Stelzer Road
Columbus, Ohio 43219
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals

1.800.447.3332 Investor and Adviser Shares


                                      Investment Company Act File No. 811-5547
                                      REG26642-01 (7/2005)
                                      LRFPU 07/05

PROSPECTUS                                                                LAUDUS
July 31, 2005                                                             FUNDS

                                                         COMMAND PERFORMANCE(TM)


LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND


ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
AXA Rosenberg Investment Management LLC

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside front cover of this prospectus for important privacy policy information.


SHAREHOLDER SERVICES
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor Shares
www.laudusfunds.com

LAUDUS FUNDS PRIVACY POLICY - A COMMITMENT TO YOUR PRIVACY

At the Laudus Rosenberg Funds ("Laudus") our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication.

Below, you will find details about Laudus' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information.

Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

YOUR PRIVACY IS NOT FOR SALE

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU

We collect personal information about you in a number of ways.

-    Application and registration information.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, e-mail address, Social Security number, employment information and date of birth.

-    Account History

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

-    Third-party information providers.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE

When you visit our Website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar Web tools to enhance your Web experience. These tools enable us to recognize you when you return to our site, and to maintain your Web session while you browse throughout the site, as well as help us provide you with a better, more personalized experience. Cookies do not, standing alone, identify you as an individual by name or account number; they merely recognize your browser.

HOW WE SHARE INFORMATION ABOUT YOU

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
-    to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;

- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are contractually obligated to maintain strict confidentiality and are not permitted to transfer such information to a third party except as required by law or as permitted by law to enable them to perform the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Laudus takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
-    ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

- Laudus will never request your account number, login password, or Social Security number in either a non-secure or unsolicited e-mail communication;
-    shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) or personal data.

GREATER ACCURACY MEANS BETTER PROTECTION

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 800-447-3332.

A COMMITMENT TO KEEPING YOU INFORMED

We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, please contact us by visiting http://www.laudusfunds.com/ContactCustomerService.asp or call 800-447-3332.

This Privacy Policy is issued by Laudus Trust, on behalf of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund.

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS                                                    XX
FEES AND EXPENSES                                                             XX
PRINCIPAL RISKS                                                               XX
MANAGEMENT OF THE FUND                                                        XX
MULTIPLE CLASSES                                                              XX
PURCHASING SHARES                                                             XX
INDIVIDUAL RETIREMENT ACCOUNTS                                                XX
REDEEMING SHARES                                                              XX
EXCHANGING AND CONVERTING SHARES                                              XX
HOW THE TRUST PRICES SHARES OF THE FUND                                       XX
DISTRIBUTIONS                                                                 XX
TAXES                                                                         XX
DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION                                XX

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the Laudus Rosenberg U.S. Long/Short Equity Fund (the "Fund"). The Fund is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of the Fund may be changed without shareholder approval. The Fund is advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Fund.

This section also contains a summary of the Fund's principal risks. The principal risks of the Fund are identified and more fully discussed beginning on page XX. Please be sure to read this additional information BEFORE you invest.

                  LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks that are overall approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund also seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks, but they may also be invested in large capitalization stocks. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. Of course, other factors, such as the risks associated with specific individual stock selections, also affect the Fund's performance.

Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, AXA Rosenberg attempts to moderate the Fund's value orientation and the effects on its performance of value and growth style swings in the broad market by applying a quantitative risk-control and portfolio optimization process. AXA Rosenberg attempts to limit further the risks associated with value/growth cycles by maintaining approximately equal dollar amounts of value securities in the Fund's long and short portfolios. For example, if the Fund holds 60% of the value of its long positions in value stocks, then, to the extent reasonably practicable, it will also hold approximately 60% of the value of its short positions in value stocks. This technique, in combination with the optimizer, is intended to significantly reduce, if not eliminate, the Fund's value orientation.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

LARGE-SIZE COMPANY RISK. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments - bonds or stocks of large-size companies, for instance - the Fund's performance also will lag those investments.

STYLE RISK. In order to moderate the Fund's value orientation, AXA Rosenberg attempts to maintain approximately equal dollar amounts in value stocks in its long and short portfolios. There is a risk, however, that the Fund's performance will exhibit a greater sensitivity to the value-growth cycle within the U.S. equity markets than is intended because AXA Rosenberg's style moderation policy does not provide perfect control over the extent of the Fund's value orientation.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page XX.

PERFORMANCE INFORMATION
This Fund does not have performance information because it is not yet operational.

                                FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                         INSTITUTIONAL   INVESTOR
                                                                                         -------------   --------
SHAREHOLDER FEES (paid directly from your investment):
   Maximum Sales Charge                                                                       N/A          N/A
   Maximum Sales Charge (Load) Imposed on Purchases                                           N/A          N/A
   Maximum Deferred Sales Charge (Load)                                                       N/A          N/A
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                N/A          N/A
   Redemption Fee (charged only to shares redeemed within 30 days of purchase)(a)            2.00%        2.00%
   Exchange Fee                                                                               N/A          N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                       OPERATING EXPENSES                                                       EXAMPLE
----------------------------------------------------------------  -----------------------------------------------------------------
                                                                                             AFTER      AFTER     AFTER     AFTER
                                                   INSTITUTIONAL  INVESTOR                   1 YEAR    3 YEARS    5 YEARS  10 YEARS
                                                   -------------  --------                  -------    -------    -------  --------
Management Fees                                        1.25%         1.25%   Institutional  $   152(b)   $ 553(b) $ 1,062  $  2,463
Distribution and Shareholder Service (12b-1) Fees      None          0.25%   Investor       $   192(b)   $ 675(b) $ 1,265  $  2,867
Other Expenses(c)                                      1.00%         1.15%
                                                      -----         -----

Total Annual Fund Operating Expenses                   2.25%         2.65%
Fee Waiver and/or Expense Reimbursement(b)            (0.76%)       (0.76%)
                                                      -----         -----

Net Expenses                                           1.49%         1.89%
                                                      =====         =====

----------
(a) The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.
(b) Reflects the Adviser's contractual undertaking in the Expense Limitation Agreement to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, interest expense, extraordinary expenses, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees). The Expense Limitation Agreement will be in place until at least March 31, 2007. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.
(c) Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act")), "Other Expenses" are based on estimated amounts for the current fiscal year.

                                 PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's investments as a whole. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time.

PRINCIPAL RISKS

INVESTMENT RISK. An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Fund is, like an investment in common stocks, more volatile and risky than some other forms of investment. Also, the Fund is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds.

LARGE OR LARGE- AND MID-SIZE COMPANY RISK. Stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies--the Fund's performance also will lag those investments.

SMALL AND/OR MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments - bonds or stocks of large-size companies, for instance - the Fund's performance also will lag those investments.

RISK OF SHORT SALES. When AXA Rosenberg believes that a security is overvalued, it may cause the Fund to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security at a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender (which cannot fall below zero). By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and that price may rise indefinitely. Short sales also involve other costs. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, costs and expenses it is required to pay in connection with the short sale. In addition, if the Fund enters into a short sale against the box, it may be a taxable event with respect to the shorted position.

Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. The Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to the Fund.

The Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the Fund's long portfolio, in the aggregate, increase in value more than the securities underlying the Fund's short positions. Management risk is heightened for the Fund because AXA Rosenberg could make poor stock selections for both the long and the short portfolios. Also, AXA Rosenberg may fail to construct a portfolio for the Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries, specific capitalization ranges and certain other risk factors.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct for the Fund a portfolio of long and short positions that has limited exposure to general stock market movements, capitalization or other risk factors.

STYLE RISK. This is the risk that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio. This is also the risk that although it attempts to maintain approximately equal dollar amounts in value stocks in its long and short positions, the Fund's performance will exhibit a greater sensitivity to the value-growth cycle within the U.S. markets than is intended because AXA Rosenberg does not have perfect control over the Fund's value orientation.

RISK OF INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees oversees the general conduct of the Trust and the Fund.

CSIM serves as the Fund's investment adviser and AXA Rosenberg serves as subadviser to the Fund.

In its capacity as subadviser, AXA Rosenberg provides day-to-day portfolio management services to the Fund, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees.

The Fund pays CSIM an advisory fee for these services on a monthly basis. CSIM - and not the Fund - pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The Fund was not operational as of March 31, 2005. Management fees for the Fund represent 1.25% of the average daily net assets of the Fund, before waivers and reimbursements.

As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until March 31, 2007, to limit the total annual operating expenses of the Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

INVESTMENT ADVISER AND SUBADVISER
The investment adviser for the Fund is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds. As of June 30, 2005, CSIM managed 63 mutual funds and approximately $144 billion in assets.

AXA Rosenberg is the Fund's subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors as well as the Laudus Variable Insurance Trust. As of June 30, 2005, AXA Rosenberg managed 14 mutual funds and approximately $60 billion in assets.

PORTFOLIO MANAGEMENT
Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Fund.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information (the "SAI") provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Fund.

DISTRIBUTOR
Institutional Shares and Investor Shares of each Fund are offered on a continuous basis through the Trust's principal underwriter, Laudus Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110.

Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, or to arrange for another intermediary or agent to provide such services, such class is subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of the Fund's average daily net assets attributable thereto in accordance with a distribution and shareholder service plan (a "Distribution and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. Although the Distributor acts as principal underwriter for Institutional Shares of the Fund, as noted below, the Fund pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service Plan.

Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CSIM may pay certain intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or their shareholders and may be substantial.

                                MULTIPLE CLASSES

As indicated previously, the Fund offers two classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in the Fund. The two classes of shares are Institutional Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.


                                                                          ANNUAL
                                                                       DISTRIBUTION
                                                             ANNUAL        AND
                          MINIMUM INITIAL    SUBSEQUENT     SERVICE    SHAREHOLDER
NAME OF CLASS             FUND INVESTMENT*   INVESTMENT*      FEE      SERVICE FEE
-------------             ----------------   -----------   ---------   ------------
Institutional                    $50,000         None         None          None
Investor                  $2,500 ($1,000         None         None          0.25%
                            for IRAs and
                             educational
                               accounts)

----------
* Certain exceptions apply. See "Institutional Shares" and "Investor Shares" below.

Please note that intermediaries (as defined below) may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES
Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $50,000 in the Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR SHARES
Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the Fund, except that the minimum investment is $1,000 for individual retirement accounts and educational savings accounts. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with the Fund to offer shares to their clients as part of various asset allocation programs. The Trustees have authorized the Trust to reimburse, out of the Investor Class assets of the Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class shares of the Fund an amount up to 0.15% on an annual basis of the average daily net assets of that class. In addition, as described below, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Fund (see "Management of the Trust--Distributor").

GENERAL
Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Fund through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                                PURCHASING SHARES

The offering price for shares of the Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Fund."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You will receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with the Fund, or the share price next calculated after the Fund receives your order from your Intermediary. Some Intermediaries may require that they receive your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

Shareholders of the Fund will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund (which was closed to new investors effective October 15, 2003) unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization Fund or the lifting of restrictions on different classes of investors and/or transactions.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.

INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of the Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

The Fund to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)
Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of the Fund in exchange for stocks is subject in each case to CSIM and AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Fund" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

The Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and AXA Rosenberg believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in short-term trading activity (I.E., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund seeks to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Fund's transfer agent to provide reports to the Fund of transactional activity in amounts and frequency determined by the Fund to be significant to the Fund and in a pattern of activity that could potentially be detrimental to the Fund. The Fund's policies with respect to frequent purchases and redemptions of Fund shares are applied uniformly in all cases, including to trades through Intermediaries. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Fund's policy are made in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders.

Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

In addition, certain Intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such Intermediaries and take reasonable steps to seek cooperation from any Intermediary through which the Fund believes short-term trading activity is taking place.

The Fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Fund reserves the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

OTHER PURCHASE INFORMATION
An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of the Fund through the use of electronic funds transfers. Investors may commence their participation in this program making a minimum initial investment that satisfies the minimum investment amount for Investor Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, travelers checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of the Fund's shares may be made in full or in fractional shares of the Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

                         INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Fund may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $1,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Fund may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Fund." Requests should be addressed to Laudus Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

To be in "good order," a request must include the following documentation:
     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b)    any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING

Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Fund, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Fund. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, unregistered separate accounts and registered investment companies. While the Fund discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Fund reserves the right to redeem in-kind in accordance with the Fund's procedures and applicable regulatory requirements. If the Adviser determines that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by the Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of the Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Fund's procedures for valuation described under "How the Trust Prices Shares of the Fund." Securities distributed by the Fund in-kind will be selected by the Subadviser, under the Adviser's supervision, in light of the Fund's objective and generally will be a PRO RATA distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Fund to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

                        EXCHANGING AND CONVERTING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of the Fund, including any class of shares, may be exchanged or converted into shares of any other fund of the Trust or class. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about exchange and conversion or limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. A conversion of your shares for shares of another Laudus fund is taxable as a sale of a security on which a gain or loss may be recognized. An exchange between classes within the Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Fund containing the information indicated below.

Shareholders of the Fund will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund.

EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

EXCHANGE OR CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time.

                   HOW THE TRUST PRICES SHARES OF THE FUND

The Fund is open for business each day that the NYSE is open. The Fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). The Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after the Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by the Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

                                  DISTRIBUTIONS

The Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. The Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                      TAXES

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

The Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

The Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

               DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

The Fund may make various types of portfolio securities information available to shareholders. Information regarding the Fund's policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Fund at 1-800-447-3332.

                                                                   LAUDUS [LOGO]
                                                                           FUNDS
                                                         COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUND:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Fund. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Fund for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Fund's website at www.laudusfunds.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Fund or make shareholder inquiries, you may contact the Fund at:

Laudus Trust
3435 Stelzer Road
Columbus, Ohio 43219
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares


Investment Company Act File No. 811-5547

                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                            (closed to new investors)

                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND

                  LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND

                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 31, 2005


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 31, 2005 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (each a "Fund" and, together with the Laudus Rosenberg U.S. Long/Short Equity Fund, the "Funds") and the Prospectus dated July 31, 2005 of the Laudus Rosenberg U.S. Long/Short Equity Fund of the Laudus Trust, as amended or supplemented from time to time (the "Prospectuses") and should be read in conjunction therewith. A copy of the Prospectuses may be obtained from the Laudus Trust, 3435 Stelzer Road, Columbus, Ohio 43219.


     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2005 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.866.452.8387 (for Institutional Shares),
1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).

                                TABLE OF CONTENTS


                                                                          PAGE
INVESTMENT OBJECTIVES AND POLICIES                                           1

PORTFOLIO TURNOVER                                                           8

INVESTMENT RESTRICTIONS                                                      9

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                             11

MANAGEMENT OF THE FUNDS                                                     14

INVESTMENT ADVISORY AND OTHER SERVICES                                      21

PORTFOLIO TRANSACTIONS                                                      40

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                            42

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION                              51

DETERMINATION OF NET ASSET VALUE                                            53

PURCHASE AND REDEMPTION OF SHARES                                           53

FINANCIAL STATEMENTS                                                        54

APPENDIX A - PROXY VOTING POLICIES                                         A-1

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective and policies of each of the Funds of the Trust are described in the Prospectuses under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."


     The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

     CERTAIN HOLDINGS OF THE FUNDS (ALL FUNDS). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined to be of comparable quality to any of the foregoing.

     In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

     Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

     INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

     In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.

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     In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

     A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

     A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to

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margin deposits, when a Fund purchases an Index Future, it may segregate cash,
U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

     FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.

     CURRENCY FORWARD CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

     LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

     RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.


     SHORT SALES (THE LONG/SHORT FUNDS). The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.


     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

     REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

     ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.


     FOREIGN INVESTMENTS BY THE LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND, LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND, LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND, LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND, LAUDUS ROSENBERG U.S. DISCOVERY FUND, LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND, LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND, AND THE LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.


     AMERICAN DEPOSITORY RECEIPTS (ALL FUNDS). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.


     EXCHANGE-TRADED FUNDS (ALL FUNDS). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations.

     NOTICE FOR CHANGES IN CERTAIN INVESTMENT POLICIES. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund will give 60 days' notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, U.S. large and mid capitalization equity securities, U.S.
Equity Securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.


     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER


     A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Fund for the fiscal years ended March 31, 2005 and 2004 was 127.89% and 141.50%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Growth Fund for the fiscal years ended March 31, 2005 and 2004 was 77.81% and 177.43%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Discovery Fund for the fiscal years ended March 31, 2005 and 2004 was 62.60% and 93.08%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March 31, 2005 and 2004 was 68.09% and 75.65%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 52.06% and 107.02%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Small Capitalization Fund for the fiscal years ended March 31, 2005 and 2004 was 59.70% and 102.50%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 180.14% and 189.35%, respectively. The portfolio turnover rate for the Laudus Rosenberg Global Long/Short Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 152.24% and 175.85%, respectively. The portfolio turnover rate for the Laudus Rosenberg Value Long/Short Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 111.19% and 76.36%, respectively. The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational for the period ended March 31, 2005.

     The change in portfolio turnover for the Laudus Rosenberg U.S. Large Capitalization Growth Fund was attributable to a change in the Fund's benchmark from the S&P 500 Index(R) to the Russell 1000(R) Growth Index that took place in January 2004, which necessitated significantly higher turnover in February and March 2004 to bring that Fund in line with its new benchmark. The change in portfolio turnover for the Laudus Rosenberg U.S. Discovery, Laudus Rosenberg International Equity and Laudus Rosenberg International Small Capitalization Funds was attributable to a decline in the cross-sectional volatility of the U.S. stock market between the calendar years 2003, 2004 and early 2005. Thus, compared with 2003 and early 2004, the spread of returns from best-performing to worst-performing stocks fell in 2004 and early 2005, resulting in reduced trading opportunities for these Funds for the fiscal year ending March 31, 2005, and leading to lower turnover. The change in portfolio turnover for the Laudus Rosenberg Value Long/Short Equity Fund cannot be attributed to any factor other than the application of AXA Rosenberg's investment process and the resulting portfolio turnover as a result of implementing that process.

     As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
     (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.


     (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction
     (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

     (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

          (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

          (b) Write, purchase or sell options on particular securities (as opposed to market indices).

          (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (d) Make investments for the purpose of exercising control of a company's management.

          (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.


     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

     The phrase "shareholder approval," as used in the Prospectuses and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


     The tax status of the Funds and the distributions which they may make are summarized in the Prospectuses under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers that the Fund controls and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.


     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).

Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.


     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general backup withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from (or reduced rates for) backup withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.


     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.


     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF

STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS

     PORTFOLIO MANAGEMENT. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

     COMPENSATION. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

     AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.


     OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, Dr. Ricks owned shares in the following Laudus Rosenberg
Funds:



                                                                  DOLLAR RANGE OF EQUITY
     FUND                                                         SECURITIES IN THE FUND
     ----                                                         ----------------------
     Laudus Rosenberg U.S. Discovery Fund                            $100,001-$500,000
     Laudus Rosenberg U.S. Small Capitalization Fund                 $100,001-$500,000
     Laudus Rosenberg International Small Capitalization Fund        $100,001-$500,000
     Laudus Rosenberg Value Long/Short Equity Fund                   $100,001-$500,000


     OTHER ACCOUNTS. As of March 31, 2005, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:


                                                              OTHER POOLED INVESTMENT VEHICLES
                            REGISTERED INVESTMENT COMPANIES    (INCLUDES SEPARATE ACCOUNTS AND
                                 (INCLUDING THE FUNDS)                  HEDGE FUNDS)                    OTHER ACCOUNTS
                              NUMBER OF                          NUMBER OF                       NUMBER OF
                              ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
   Other Accounts                14         $ 2,563,714,625          7           $ 325,423,703       91      $ 10,497,863,587
Managed by Dr. Ricks

Other Accounts Upon               0         $             0          1           $   7,220,596       27      $  4,223,939,035
      Which a
 Performance-Based
  Advisory Fee is
    Calculated


     CONFLICTS OF INTEREST. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

     Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and PRO RATA allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

     KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. As discussed above, AXA Rosenberg believes that its quantitative investment process and PRO RATA allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

     INVESTMENT OPPORTUNITIES. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

     LAUDUS TRUST. The Trust's Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.

                                                               NUMBER OF
NAME, ADDRESS* AND AGE                                         PORTFOLIOS IN
OF TRUSTEE; (TERM OF                                           FUND
OFFICE** AND LENGTH OF          PRINCIPAL OCCUPATION(S)        COMPLEX           OTHER DIRECTORSHIPS HELD BY
TIME SERVED)                    DURING PAST FIVE YEARS         OVERSEEN          TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Jeffrey M. Lyons##              Executive Vice President and   10#               Mr. Lyons is also a Trustee of the
49                              President, Active Trader,                        Laudus Variable Insurance Trust.
(since 1/04)                    Charles Schwab & Co., Inc.,
                                July 2004 to present.
                                Executive Vice President,
                                Asset Management Products &
                                Services, Charles Schwab &
                                Co., Inc., September 2001 to
                                July 2004. Prior to
                                September 2001, Mr. Lyons
                                was Executive Vice
                                President, Mutual Funds,
                                Charles Schwab & Co., Inc.

INDEPENDENT TRUSTEES:

Mariann Byerwalter +            Chairman of JDN Corporate      63***             Ms. Byerwalter is also a Trustee of
44                              Advisory LLC. From 1996 to                       each portfolio of the Laudus
(since 1/04)                    2001, Ms. Byerwalter was the                     Variable Insurance Trust, The
                                Vice President for Business                      Charles Schwab Family of Funds,
                                Affairs and Chief Financial                      Schwab Investments, Schwab Annuity
                                Officer of Stanford                              Portfolios and Schwab Capital Trust
                                University and, in 2001,                         (consisting of 53 portfolios). She
                                Special Adviser to the                           is on the Board of Stanford
                                President of Stanford                            University, America First Companies,
                                University.                                      Omaha, NE (venture capital/fund
                                                                                 management), Redwood Trust, Inc.
                                                                                 (mortgage finance), Stanford
                                                                                 Hospitals and Clinics, SRI
                                                                                 International (research), PMI Group,
                                                                                 Inc. (mortgage insurance), Lucile
                                                                                 Packard Children's Hospital and
                                                                                 Pacific Mutual Holding Company
                                                                                 (insurance).

William A. Hasler +             Dean Emeritus of the Haas      63***             Mr. Hasler is also a Trustee of each
63                              School of Business at the                        portfolio of the Laudus Variable
(since 1/04)                    University of California,                        Insurance Trust, The Charles Schwab
                                Berkeley. Until February                         Family of Funds, Schwab Investments,
                                2004, Co-Chief Executive                         Schwab Annuity Portfolios and Schwab
                                Officer, Aphton Corporation                      Capital Trust (consisting of 53
                                (bio-pharmaceuticals). Prior                     portfolios). He is on the Board of
                                to 1998, Mr. Hasler was Dean                     Directors of Aphton Corporation
                                of the Haas School of                            (bio-pharmaceuticals), Mission West
                                Business at the University                       Properties (commercial real estate), TOUSA

                                                               NUMBER OF
NAME, ADDRESS* AND AGE                                         PORTFOLIOS IN
OF TRUSTEE; (TERM OF                                           FUND
OFFICE** AND LENGTH OF          PRINCIPAL OCCUPATION(S)        COMPLEX           OTHER DIRECTORSHIPS HELD BY
TIME SERVED)                    DURING PAST FIVE YEARS         OVERSEEN          TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                of California, Berkeley.                         (home building), Stratex Networks (a
                                                                                 network equipment corporation) and
                                                                                 Solectron Corporation where he is also
                                                                                 Non-Executive Chairman (manufacturing).
                                                                                 Mr. Hasler is also a Public Governor and
                                                                                 member of the Executive Committee for
                                                                                 Pacific Stock & Options Exchange.

Nils H. Hakansson +             Sylvan C. Coleman Professor    10#               Mr. Hakansson is also a Trustee of
68                              of Finance and Accounting,                       the Laudus Variable Insurance Trust.
(since 3/90)                    Emeritus, Haas School of
                                Business, University of
                                California, Berkeley (since
                                2003). Mr. Hakansson was
                                also a Professor of Finance
                                and Accounting, Haas School
                                of Business, University of
                                California, Berkeley (July
                                1969 to January 2003).


----------
* The mailing address of each of the Trustees is c/o Laudus Trust, 3435 Stelzer Road, Columbus, OH 43219.

**  There is no stated term of office for the Trustees of the Trust.


*** As of March 31, 2005, this included 53 Schwab funds, the nine operational series of the Trust and the sole series of the Laudus Variable Insurance Trust.

# As of March 31, 2005, this included nine series of the Trust and the sole series of the Laudus Variable Insurance Trust.

## Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an employee of Charles Schwab & Co., Inc.


+   Member of the Audit Committee.


     The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met once during the Funds' most recently completed fiscal year.


     The Trust also has a Nominating Committee that is composed of all of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Trustees.

The aggregate dollar range of securities in the Family of Investment Companies* owned by each Trustee is set forth below.

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN THE FAMILY OF INVESTMENT
                                           DOLLAR RANGE OF EQUITY                                COMPANIES*
NAME OF TRUSTEE                            SECURITIES IN THE FUND                         AS OF DECEMBER 31, 2004
---------------                            ----------------------                  --------------------------------------
INDEPENDENT TRUSTEES:

Nils H. Hakansson             Laudus Rosenberg U.S. Small Capitalization Fund:               $50,001-$100,000
                              $10,001 - $50,000

                              Laudus Rosenberg Value Long/Short Equity Fund:
                              $10,001 - $50,000

Mariann Byerwalter            None                                                                 None
William A. Hasler             None                                                                 None

INTERESTED TRUSTEE:

Jeffrey M. Lyons              None                                                                 None


----------
* As of December 31, 2004, the Family of Investment Companies consisted of the nine operational series of the Trust and the sole series of the Laudus Variable Insurance Trust.

    Certain information concerning the Trust's officers is set forth below:


      NAME, ADDRESS* AND AGE OF
   OFFICER; (TERM OF OFFICE ** AND                                                   PRINCIPAL OCCUPATION DURING
        LENGTH OF TIME SERVED)              POSITION WITH THE TRUST                        PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Jana Thompson, 45                         President and Chief             Senior Vice President, Charles Schwab & Co., Inc.
(1/04-present)                            Executive Officer               and CSIM, February 2004 to present; Vice
                                                                          President, Charles Schwab & Co., Inc., 2000 to
                                                                          February 2004; Managing Director, High-Yield
                                                                          Sales, Fleet Securities, Inc., 1998 to 1999.

Randall Fillmore, 44                      Chief Compliance Officer        Senior Vice President, Institutional Compliance
(9/04-present)                                                            and Chief Compliance Officer, CSIM and Schwab
                                                                          Funds, September 2004 to present; Vice President,
                                                                          Charles Schwab & Co., Inc., and CSIM, 2002 to
                                                                          2003; Vice President of Internal Audit, Charles
                                                                          Schwab & Co., Inc., 2000 to 2002. Prior to 2000,
                                                                          with PricewaterhouseCoopers.

Jeffrey Mortimer, 41                      Vice President and Chief        Senior Vice President and Chief Investment
(6/04-present)                            Investment Officer              Officer, equities, CSIM, May 2004 to present; Vice
                                                                          President, CSIM, 1999 to May 2004.

Bill Thomas, 43                           Vice President                  Senior Vice President, Charles Schwab & Co., Inc.,
(6/04-present)                                                            Asset Management Products and Services and Fund
                                                                          Administration, May 2000 to present; Managing
                                                                          Director, Scudder Kemper Investments, 1997 to
                                                                          2000.

Alice Schulman, 54                        Clerk                           Vice President & Assistant Secretary, CSIM, 2003
(1/04-present)                                                            to present; Assistant Secretary, The Charles
                                                                          Schwab Bank, N.A., 2003 to present; Assistant
                                                                          Secretary, Schwab Funds, 2000 to present;
                                                                          Director, Project Management,

      NAME, ADDRESS* AND AGE OF
   OFFICER; (TERM OF OFFICE ** AND                                                   PRINCIPAL OCCUPATION DURING
        LENGTH OF TIME SERVED)              POSITION WITH THE TRUST                        PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
                                                                          CSIM, 2000 to 2003; Consultant, 1998 to 2000.

Troy Sheets, 34                           Chief Financial Officer         Vice President of Financial Services, BISYS Fund
(9/02-present)                                                            Services, 2002 to present; Senior Manager, KPMG
                                                                          LLP, 2000 to 2002; Manager, KPMG LLP, 1998 to
                                                                          2000.

Alison Baur, 41                           Chief Legal Officer             Vice President, Charles Schwab & Co., Inc. since
(1/04-present)                                                            June 1999; Associate General Counsel, Charles
                                                                          Schwab & Co., Inc. since 2003; Senior Corporate
                                                                          Counsel, Charles Schwab & Co., Inc., June 1999 to
                                                                          2003; Chief Legal Officer & Secretary, Excelsior
                                                                          Funds, 2001 to 2004; Chief Legal Officer,
                                                                          Excelsior Directional Hedge Fund and Excelsior
                                                                          Private Equity Funds, 2001 to 2004.

Daniel Kern, 44                           Assistant Treasurer             Vice President of Operations, Investment
(3/05-present)                                                            Management, CSIM, December 2004 to present; Vice
                                                                          President, Internal Audit, Charles Schwab
                                                                          Corporation, January 2003 to December 2004. Prior
                                                                          to January 2003, Managing Director and Principal,
                                                                          Montgomery Asset Management.

Michael Haydel, 33                        Vice President                  Vice President, Asset Management Client Services,
(6/05-present)                                                            Charles Schwab & Co., Inc. since March 2004;
                                                                          Director, Charles Schwab & Co., Inc., 1997 to March
                                                                          2004.

Alaina V. Metz, 37                        Assistant Clerk                 Chief Administrative Officer, BISYS Fund Services,
(6/99-present)                                                            1995 to present.


----------
* The mailing address of each of the officers is c/o Laudus Trust, 3435 Stelzer Road, Columbus, OH 43219.

**  There is no stated term of office for the officers of the Trust.


     Mss. Baur, Schulman and Thompson, and Messrs. Mortimer, Thomas, Kern, Haydel and Fillmore, each being an employee of CSIM or its affiliates, will each benefit indirectly from the management fees paid by the Trust to CSIM, but receive no compensation from the Trust.

     Mr. Sheets and Ms. Metz, each being an employee of BISYS Fund Services Ohio, Inc. ("BISYS"), the Fund's administrator and transfer and dividend-paying agent, will each benefit indirectly from the administrative fees paid by the Trust to BISYS, but receive no compensation from the Trust.


     TRUSTEE COMPENSATION. Interested Trustees and officers of the Trust do not receive compensation from the Trust. Prior to February 2, 2004, the Trust paid each Independent Trustee aggregate compensation of $45,540 per year plus an additional fee for each meeting attended. The Trust did not pay any pension or retirement benefits for its Trustees. Currently the Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust

(other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning
April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement.

     The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2005, is shown in the table below.


                                                                                                          TOTAL
                                                               PENSION OR                              COMPENSATION
                                                               RETIREMENT                             FROM REGISTRANT
                                           AGGREGATE        BENEFITS ACCRUED         ESTIMATED           AND FUND
                                         COMPENSATION        AS PART OF FUND      ANNUAL BENEFITS      COMPLEX* PAID
NAME OF PERSON                          FROM REGISTRANT         EXPENSES          UPON RETIREMENT      TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter                        $ 54,102***          $       0              $   0            $  220,542***

William A. Hasler                         $ 54,102***          $       0              $   0            $  225,542***

Nils H. Hakansson                         $ 54,102***          $ 149,908              $   0**          $   55,002***


----------

* As of March 31, 2005, the fund complex consisted of 63 funds, which included the nine operational series of the Trust, the sole series of the Laudus Variable Insurance Trust and 53 Schwab funds.

**  A one time lump sum of $150,000 will be paid at retirement.

*** Reflects fees accrued for the fiscal year regardless of the actual payment date.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY CONTRACTS

ABOUT CSIM

     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


     As of June 30, 2005, CSIM managed 63 mutual funds and approximately $144 billion in assets.


     Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

      NAME                                  POSITION
      ----                                  --------
      Evelyn Dilsaver                       Director, President and Chief Executive Officer
      Charles R. Schwab                     Chairman and Director
      Stephen B. Ward                       Director, Senior Vice President and Chief Investment
                                            Officer


     As disclosed in the Prospectuses under the headings "Management of the Funds" and "Management of the Fund," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.


     Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                                                           AGREEMENT
FUND                                                                                         RATE*
----                                                                                 -----------------------
Laudus Rosenberg U.S. Large Capitalization Fund                                      1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund                               1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund                                1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Discovery Fund                                                 1st $1 billion--0.90%
                                                                                     Over $1 billion--0.85%

Laudus Rosenberg U.S. Small Capitalization Fund                                      0.90%

Laudus Rosenberg International Equity Fund                                           1st $1 billion--0.85%
                                                                                     Over $1 billion--0.80%
                                                                                     Over $2 billion--0.775%

Laudus Rosenberg International Small Capitalization Fund                             1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund                1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg U.S. Long/Short Equity Fund                                         1st $500 million--1.25%
                                                                                     Over $500 million--1.20%

Laudus Rosenberg Global Long/Short Equity Fund                                       1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

Laudus Rosenberg Value Long/Short Equity Fund                                        1st $500 million--1.50%
                                                                                     Over $500 million--1.45%


----------
*   The advisory fee payable to CSIM varies based on Fund assets.


     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 3/31/07 (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends on securities sold short, interest expense, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.


     Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

TRUSTEES' CONSIDERATIONS

     In determining to approve the Funds' Management Contracts, the Trustees of the Barr Rosenberg Series Trust, the Trust's name prior to January 31, 2004 when CSIM assumed the role of investment adviser to the Funds, (the "Barr Rosenberg Trustees") met with the relevant investment advisory personnel from CSIM and considered information provided by CSIM. The Barr Rosenberg Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds.

The Barr Rosenberg Trustees reviewed CSIM's qualifications to act as investment adviser to the Funds. In recommending that shareholders approve each Management Contract, the Barr Rosenberg Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to each Fund by CSIM; (3) the benefits that might accrue to the Funds, including increased efficiencies and economies of scale, as result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objective and policies of each Fund;
(5) the history, reputation, qualification and background of CSIM as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Funds; (9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Barr Rosenberg Trustees also reviewed the fees to be paid to CSIM by each Fund under each Management Contract in comparison to those being charged generally in the relevant segment of the mutual fund business.

  Based on this evaluation, the Barr Rosenberg Trustees considered whether the Management Contract is in the best interests of the Funds and their shareholders.

     No single factor was considered in isolation or to be determinative to the decision of the Barr Rosenberg Trustees to approve each Management Contract. Rather, the Barr Rosenberg Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Funds to approve the Management Contracts, including the fees to be charged for services thereunder.


     During the fiscal year ended March 31, 2005 and the period January 31, 2004 through March 31, 2004, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:



                    FUND                              TIME PERIOD          MANAGEMENT FEE         AMOUNT WAIVED
                    ----                              -----------          --------------         -------------
Laudus Rosenberg U.S. Small Capitalization         4/1/04 to 3/31/05        $ 11,444,184          $          0
Fund                                               1/31/04 to 3/31/04       $  1,904,923          $          0

Laudus Rosenberg U.S. Discovery Fund               4/1/04 to 3/31/05        $  1,670,914          $    103,889
                                                   1/31/04 to 3/31/04       $    141,338          $     17,836

Laudus Rosenberg U.S. Large Capitalization         4/1/04 to 3/31/05        $    338,700          $    108,272
Fund                                               1/31/04 to 3/31/04       $     55,764          $     33,231

Laudus Rosenberg U.S. Large Capitalization         4/1/04 to 3/31/05        $     49,494          $     49,494
Growth Fund                                        1/31/04 to 3/31/04       $      7,802          $      7,802

Laudus Rosenberg International Equity Fund         4/1/04 to 3/31/05        $    149,977          $    149,977
                                                   1/31/04 to 3/31/04       $     18,189          $     18,189

Laudus Rosenberg International Small               4/1/04 to 3/31/05        $  2,650,943          $    152,631
Capitalization Fund                                1/31/04 to 3/31/04       $    252,027          $     45,582

Laudus Rosenberg U.S. Large/Mid                    4/1/04 to 3/31/05        $    257,543          $     73,659

Capitalization Long/Short Equity Fund              1/31/04 to 3/31/04       $     46,506          $    21,271

Laudus Rosenberg Value Long/Short Equity Fund      4/1/04 to 3/31/05        $  1,655,625          $    65,684
                                                   1/31/04 to 3/31/04       $    308,834          $     6,571

Laudus Rosenberg Global Long/Short Equity          4/1/04 to 3/31/05        $    285,300          $   104,929
Fund                                               1/31/04 to 3/31/04       $     51,789          $    40,313


     For the periods indicated below, AXA Rosenberg acted as investment adviser to the Funds.


     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Small Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg, in its capacity as adviser, has waived, the following amounts:


               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                        $ 5,509,497                     $ 472,077
            4/1/03 to 1/30/04                        $ 7,049,131                     $  54,615


     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Discovery Fund owed (and to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:


               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                        $  87,552                       $  87,552
            4/1/03 to 1/30/04                        $ 381,672                       $ 171,160


     Since its inception on June 19, 2002, the Laudus Rosenberg U.S. Large Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:


               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            6/19/02 to 3/31/03                       $  67,141                       $  67,141
            4/1/03 to 1/30/04                        $ 180,212                       $ 115,890

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Large Capitalization Growth Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                        $ 19,168                        $ 19,168
            4/1/03 to 1/30/04                        $ 23,129                        $ 23,129

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg International Equity Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                 AMOUNT WAIVED
               -----------                         --------------                 -------------
            4/1/02 to 3/31/03                        $ 61,051                        $ 61,051
            4/1/03 to 1/30/04                        $ 65,266                        $ 65,266

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg International Small Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                 AMOUNT WAIVED
               -----------                         --------------                 -------------
            4/1/02 to 3/31/03                        $ 338,099                      $ 338,099
            4/1/03 to 1/30/04                        $ 651,229                      $ 366,584

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                 AMOUNT WAIVED
               -----------                         --------------                 -------------
            4/1/02 to 3/31/03                        $ 195,277                      $ 152,371
            4/1/03 to 1/30/04                        $ 304,798                      $ 118,706

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg Value Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                        $ 2,016,922                     $ 312,059
            4/1/03 to 1/30/04                        $ 1,499,688                     $ 125,544

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg Global Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                        $ 250,834                       $ 230,466
            4/1/03 to 1/30/04                        $ 282,154                       $ 126,809


     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

SUBADVISORY AGREEMENT

ABOUT AXA ROSENBERG

     AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.


     AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).


     Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

     AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

     Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

     The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:


     NAME                                          POSITION
     ----                                          --------
     Stephane Prunet                               Global Chief Executive Officer

     Kenneth Reid                                  Global Chief Investment Officer

     William E. Ricks                              Chief Executive Officer and Chief Investment Officer
                                                   of North America

     Barr Rosenberg                                Chairman

     James Young                                   Global Chief Financial Officer

     William R. Wiebe                              Global Head of Legal and Compliance


     The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

     The Funds do not pay AXA Rosenberg's compensation under the Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.

     In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the Funds' assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.

BASE SUBADVISORY FEE

     This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. As described more fully below, CSIM will pay a fee to AXA Rosenberg in respect of each Fund's average daily net assets at up to three different base subadvisory fee rates. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

     The highest level of subadvisory fee is payable on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets at the time AXA Rosenberg became subadviser (the Fund's "Existing Assets"). With respect to assets in excess of a Fund's Existing Assets, the fee arrangements are proposed to be different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.

     Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

     ALL FUNDS OTHER THAN THE LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").

     LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows (on an annualized basis): 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.


         FUND                                                                BASE SUBADVISORY FEE*
         ----                                                                ---------------------
         Laudus Rosenberg U.S. Discovery Fund                                0.405% of Existing Assets
                                                                             0.36% of Second Tier Assets
                                                                             0.27% of Third Tier Assets

         Laudus Rosenberg U.S. Large Capitalization Fund                     0.338% of Existing Assets
                                                                             0.30% of Second Tier Assets
                                                                             0.225% of Third Tier Assets

         Laudus Rosenberg U.S. Large Capitalization Growth Fund              0.338% of Existing Assets
                                                                             0.30% of Second Tier Assets
                                                                             0.225% of Third Tier Assets

         Laudus Rosenberg U.S. Large Capitalization Value Fund               0.338% of Existing Assets+
                                                                             0.30% of Second Tier Assets
                                                                             0.225% of Third Tier Assets

         Laudus Rosenberg International Equity Fund                          0.383% of Existing Assets
                                                                             0.34% of Second Tier Assets
                                                                             0.255% of Third Tier Assets

         Laudus Rosenberg International Small Capitalization Fund            0.45% of Existing Assets
                                                                             0.40% of Second Tier Assets
                                                                             0.30% of Third Tier Assets

         Laudus Rosenberg U.S. Long/Short Equity Fund                        0.5625% of Existing Assets
                                                                             0.50% of Second Tier Assets
                                                                             0.375% of Third Tier Assets

         Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short           0.45% of Existing Assets
         Equity Fund                                                         0.40% of Second Tier Assets
                                                                             0.30% of Third Tier Assets

         Laudus Rosenberg Value Long/Short Equity Fund                       0.675% of Existing Assets
                                                                             0.60% of Second Tier Assets
                                                                             0.45% of Third Tier Assets

         FUND                                                                BASE SUBADVISORY FEE*
         ----                                                                ---------------------
         Laudus Rosenberg Global Long/Short Equity Fund                      0.675% of Existing Assets
                                                                             0.60% of Second Tier Assets
                                                                             0.45% of Third Tier Assets

         Laudus Rosenberg U.S. Small Capitalization Fund                     0.72% of Existing Assets
                                                                             0.405% of All Other Assets


----------
* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

+ For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after January 30, 2004, the Fund's Existing Assets will equal the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets as of the time AXA Rosenberg became subadviser, as described above.

PERFORMANCE ADJUSTMENT

     As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.


          GROUP A                                  GROUP B                               GROUP C
          -------                                  -------                               -------
U.S. Large Capitalization Fund           U.S. Small Capitalization Fund        U.S. Long/Short Equity Fund


U.S. Large Capitalization Growth Fund    U.S. Discovery Fund                   U.S. Large/Mid Capitalization
                                                                               Long/Short Equity Fund

U.S. Large Capitalization Value Fund     International Small Capitalization    Value Long/Short Equity Fund
                                         Fund

International Equity Fund                                                      Global Long/Short Equity Fund



     Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for Group C Funds.


  FUND                                                                  BENCHMARK
  ----                                                                  ---------
  Laudus Rosenberg U.S. Large Capitalization Fund                       Russell 1000(R) Index
  Laudus Rosenberg U.S. Large Capitalization Growth Fund                Russell 1000(R) Growth Fund Index
  Laudus Rosenberg U.S. Large Capitalization Value Fund                 Russell 1000(R) Value Index
  Laudus Rosenberg U.S. Discovery Fund                                  Russell 2500(TM) Index
  Laudus Rosenberg U.S. Small Capitalization Fund                       Russell 2000(R) Index
  Laudus Rosenberg International Equity Fund                            MSCI EAFE Index

   FUND                                                                           BENCHMARK
   ----                                                                           ---------
   Laudus Rosenberg International Small Capitalization Fund                       S&P/Citigroup World ex-U.S.
                                                                                  Extended Market Index
   Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund          90-Day U.S. Treasury Bills
   Laudus Rosenberg U.S. Long/Short Equity Fund                                   90-Day U.S. Treasury Bills
   Laudus Rosenberg Global Long/Short Equity Fund                                 90-Day U.S. Treasury Bills
   Laudus Rosenberg Value Long/Short Equity Fund                                  90-Day U.S. Treasury Bills


     The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and -2.0% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or -2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

     The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.

                                                                  PERFORMANCE ADJUSTMENT (AS A PERCENTAGE
                                                                     OF THE GROSS RATE OF COMPENSATION
                                                                       PAYABLE BY EACH FUND TO CSIM)
    PERCENTAGE BY WHICH FUND PERFORMANCE EXCEEDS OR                    -----------------------------
      FALLS SHORT OF ITS BENCHMARK'S PERFORMANCE            FUND GROUP A        FUND GROUP B       FUND GROUP C
      ------------------------------------------            ------------        ------------       ------------
                        5.0% (and all higher %s)                 5%                   5%                5%
                        4.5%                                     5%                   5%                4%
                        4.0%                                     5%                   5%                3%
                        3.5%                                     5%                3.75%                2%
                        3.0%                                     5%                 2.5%                1%
                        2.5%                                     5%                1.25%                0
                        2.0%                                     5%                   0                 0
                        1.5%                                   2.5%                   0                 0
                        1.0%                                     0                    0                 0
                        0.5%                                     0                    0                 0
                       -0.5%                                     0                    0                 0
                       -1.0%                                     0                    0                 0
                       -1.5%                                  -2.5%                   0                 0
                       -2.0%                                    -5%                   0                 0
                       -2.5%                                    -5%               -1.25%                0
                       -3.0%                                    -5%                -2.5%               -1%
                       -3.5%                                    -5%               -3.75%               -2%
                       -4.0%                                    -5%                  -5%               -3%
                       -4.5%                                    -5%                  -5%               -4%
                       -5.0% (and all lower %s)                 -5%                  -5%               -5%

----------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

ASSETS UNDER MANAGEMENT ADJUSTMENT (APPLICABLE TO ALL FUNDS EXCEPT THE LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND)

     Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

     In the event that the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

     For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and
(ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

     In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS

     In recommending that shareholders approve each Subadviser Agreement, the Barr Rosenberg Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to the Funds, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships; (2) the performance of the Funds since the commencement of their operations; (3) the nature and quality of services expected to be rendered to the Funds by AXA Rosenberg; (4) the distinct investment objectives and policies of the Funds; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Barr Rosenberg Trustees also reviewed the fees to be paid to AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Barr Rosenberg Trustees' decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it

(a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against an appropriate benchmark, (c) will give rise to significant costs in connection with the implementation or adjustment of such benchmark, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Funds. In this regard, the Barr Rosenberg Trustees also considered the fact that CSIM, and not the shareholders of the Funds, would pay or recoup any Performance Adjustment to the fee payable to AXA Rosenberg.


     Based on this evaluation, the Barr Rosenberg Trustees considered whether each Subadviser Agreement would be in the best interests of each Fund and its shareholders. One of the issues influencing the Barr Rosenberg Trustees' decision was that AXA Rosenberg has been the investment adviser to the Funds since their inception, and that it will continue to manage the assets of the Funds on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Barr Rosenberg Trustees concluded that the Subadviser Agreements would be in the best interest of the Funds and their shareholders.

     During the period January 31, 2004 through March 31, 2004, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:



                                                                                        SUBADVISORY         AMOUNT
                     FUND                                           TIME PERIOD             FEE             WAIVED
                     ----                                           -----------         -----------         ------
  Laudus Rosenberg U.S. Small Capitalization Fund                4/1/04 to 3/31/05     $   9,033,684         $  0
                                                                1/31/04 to 3/31/04     $   1,515,843         $  0
  Laudus Rosenberg U.S. Discovery Fund                           4/1/04 to 3/31/05     $     707,003         $  0
                                                                1/31/04 to 3/31/04     $      62,467         $  0
  Laudus Rosenberg U.S. Large Capitalization Fund                4/1/04 to 3/31/05     $     151,978         $  0
                                                                1/31/04 to 3/31/04     $      25,086         $  0
  Laudus Rosenberg U.S. Large Capitalization Growth Fund         4/1/04 to 3/31/05     $      22,067         $  0
                                                                1/31/04 to 3/31/04     $       3,496         $  0
  Laudus Rosenberg International Equity Fund                     4/1/04 to 3/31/05     $      65,465         $  0
                                                                1/31/04 to 3/31/04     $       8,174         $  0
  Laudus Rosenberg International Small Capitalization Fund       4/1/04 to 3/31/05     $   1,129,596         $  0
                                                                1/31/04 to 3/31/04     $     111,550         $  0
  Laudus Rosenberg U.S. Large/Mid Capitalization                 4/1/04 to 3/31/05     $     115,865         $  0
  Long/Short Equity Fund                                        1/31/04 to 3/31/04     $      20,938         $  0
  Laudus Rosenberg Value Long/Short Equity Fund                  4/1/04 to 3/31/05     $     744,110         $  0
                                                                1/31/04 to 3/31/04     $     138,684         $  0
  Laudus Rosenberg Global Long/Short Equity Fund                 4/1/04 to 3/31/05     $     128,372         $  0
                                                                1/31/04 to 3/31/04     $      23,308         $  0



     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive a complex level fee, payable monthly, based on the average daily net assets of the Trust. The Administration fees will be calculated as follows:


      AVERAGE DAILY NET ASSETS                              FEE
      ------------------------                              ---
      $0-$25 million                         No fees charged by the Administrator
      $25-$500 million                       0.09% on the assets over $25 million

      $500 million-$1 billion                0.07% on the assets over $500 million
      Above $1 billion                       0.04% on the assets over $1 billion

     The Trust's principal underwriter is an affiliate of the Administrator. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts:


                                                                                    ENTITLED TO
                      FUND                                       TIME PERIOD          RECEIVE       WAIVED
                      ----                                       -----------          -------       ------
   Laudus Rosenberg U.S. Small Capitalization Fund            4/1/04 to 3/31/05     $    762,324   $       0
                                                              4/1/03 to 3/31/04     $    687,844   $       0
                                                              4/1/02 to 3/31/03     $    920,138   $ 382,137

   Laudus Rosenberg U.S. Discovery Fund                       4/1/04 to 3/31/05     $    108,440   $       0
                                                              4/1/03 to 3/31/04     $     37,557   $       0
                                                              4/1/02 to 3/31/03     $     14,332   $  14,332

   Laudus Rosenberg U.S. Large Capitalization Fund            4/1/04 to 3/31/05     $     27,074   $       0
                                                              4/1/03 to 3/31/04     $     15,413   $       0
                                                              6/20/02 (inception
                                                              date) to 3/31/03      $     12,976   $  12,976

   Laudus Rosenberg U.S. Large Capitalization Growth Fund     4/1/04 to 3/31/05     $      3,955   $       0
                                                              4/1/03 to 3/31/04     $      2,299   $       0
                                                              4/1/02 to 3/31/03     $      5,767   $   5,767

   Laudus Rosenberg International Equity Fund                 4/1/04 to 3/31/05     $     10,347   $       0
                                                              4/1/03 to 3/31/04     $      4,110   $       0

                                                                                    ENTITLED TO
                      FUND                                       TIME PERIOD          RECEIVE       WAIVED
                      ----                                       -----------          -------       ------
                                                              4/1/02 to 3/31/03     $     10,829   $  10,829

   Laudus Rosenberg International Small
   Capitalization Fund                                        4/1/04 to 3/31/05     $    152,925   $       0
                                                              4/1/03 to 3/31/04     $     60,346   $       0
                                                              4/1/02 to 3/31/03     $     50,811   $  23,244

   Laudus Rosenberg U.S. Large/Mid Capitalization
   Long/Short Equity Fund                                     4/1/04 to 3/31/05     $     15,525   $       0
                                                              4/1/03 to 3/31/04     $     25,665   $       0
                                                              4/1/02 to 3/31/03     $     28,795   $  22,114

   Laudus Rosenberg Value Long/Short Equity Fund              4/1/04 to 3/31/05     $     66,352   $       0
                                                              4/1/03 to 3/31/04     $     86,337   $       0
                                                              4/1/02 to 3/31/03     $    200,912   $  83,455

   Laudus Rosenberg Global Long/Short Equity Fund             4/1/04 to 3/31/05     $     11,446   $       0
                                                              4/1/03 to 3/31/04     $      8,078   $       0
                                                              4/1/02 to 3/31/03     $     24,923   $  24,923



     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.


     The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 per annum for each of the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund, and $40,000 per annum, plus an additional fee of $12,500 per annum (for each class, in excess of two classes, added prior to 6/30/03) and $10,000 per annum (for each class in excess of two classes added after 6/30/03) for each of the other Funds of the Trust. The Trust's principle underwriter is an affiliate of the Fund Accountant. For the periods indicated, the Funds paid, and the Fund Accountant waived, the following amounts in fund accounting fees:


                                                                                      ENTITLED TO
                      FUND                                         TIME PERIOD          RECEIVE      WAIVED
                      ----                                         -----------          -------      ------
   Laudus Rosenberg U.S. Large Capitalization Fund               4/1/04 to 3/31/05     $  43,404      $  0
                                                                 4/1/03 to 3/31/04     $  64,373      $  0
                                                                 6/20/02               $  58,399      $  0
                                                                 (inception date)
                                                                 to 3/31/03

                                                                                   ENTITLED TO
                   FUND                                         TIME PERIOD          RECEIVE      WAIVED
                   ----                                         -----------          -------      ------
  Laudus Rosenberg U.S. Large Capitalization Growth Fund      4/1/04 to 3/31/05     $  43,638      $  0
                                                              4/1/03 to 3/31/04     $  66,657      $  0
                                                              4/1/02 to 3/31/03     $  80,592      $  0

  Laudus Rosenberg U.S. Discovery Fund                        4/1/04 to 3/31/05     $  54,787      $  0
                                                              4/1/03 to 3/31/04     $  83,614      $  0
                                                              4/1/02 to 3/31/03     $  89,937      $  0

  Laudus Rosenberg U.S. Small Capitalization Fund             4/1/04 to 3/31/05     $  44,550      $  0
                                                              4/1/03 to 3/31/04     $  70,570      $  0
                                                              4/1/02 to 3/31/03     $  64,669      $  0

  Laudus Rosenberg International Equity Fund                  4/1/04 to 3/31/05     $  85,989      $  0
                                                              4/1/03 to 3/31/04     $  91,127      $  0
                                                              4/1/02 to 3/31/03     $ 102,650      $  0

  Laudus Rosenberg International Small Capitalization Fund    4/1/04 to 3/31/05     $ 142,092      $  0
                                                              4/1/03 to 3/31/04     $ 123,020      $  0
                                                              4/1/02 to 3/31/03     $  94,358      $  0

  Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund                                      4/1/04 to 3/31/05     $  42,952      $  0
                                                              4/1/03 to 3/31/04     $  69,235      $  0
                                                              4/1/02 to 3/31/03     $  77,698      $  0

  Laudus Rosenberg Global Long/Short Equity Fund              4/1/04 to 3/31/05     $ 100,775      $  0
                                                              4/1/03 to 3/31/04     $ 116,038      $  0
                                                              4/1/02 to 3/31/03     $ 121,706      $  0

  Laudus Rosenberg Value Long/Short Equity Fund               4/1/04 to 3/31/05     $  57,147      $  0
                                                              4/1/03 to 3/31/04     $  98,165      $  0
                                                              4/1/02 to 3/31/03     $ 115,749      $  0



     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLANS. As stated in the Prospectuses under the heading "Management of the Trust -- Distributor," Institutional Shares and Investor Shares of each Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, Laudus Distributor, Inc. (the "Distributor"). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. Existing shareholders (including participants in 401(k) plans) may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Fund. The Distributor's principal offices are located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution and Shareholder Service Plans described in the Prospectuses (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectuses, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Institutional Shares.

     For the periods indicated, the Funds incurred distribution expenses and the Distributor paid intermediaries as follows:



                                                                                                       PAID OUT BY
                                                            DISTRIBUTION        AMOUNT                 DISTRIBUTOR
                                                              EXPENSES        RETAINED BY    AMOUNT    AS DESCRIBED
          FUND                           TIME PERIOD          INCURRED        DISTRIBUTOR    WAIVED       ABOVE
          ----                           -----------        ------------      -----------    ------    ------------
Laudus Rosenberg U.S. Small
Capitalization Fund                    4/1/04 to 3/31/05      $  765,132       $  13,565      $ 0       $  751,567
                                       4/1/03 to 3/31/04      $  616,557       $  22,218      $ 0       $  594,339
                                       4/1/02 to 3/31/03      $  355,775       $  16,283      $ 0       $  339,492

Laudus Rosenberg U.S.
Discovery Fund                         4/1/04 to 3/31/05      $   38,410       $     673      $ 0       $   37,737
                                       4/1/03 to 3/31/04      $   11,377       $   3,684      $ 0       $    7,693
                                       4/1/02 to 3/31/03      $    5,799       $   2,162      $ 0       $    3,637

Laudus Rosenberg U.S. Large
Capitalization Fund                    4/1/04 to 3/31/05      $    3,005       $     253      $ 0       $    2,752
                                       4/1/03 to 3/31/04      $    1,666       $     467      $ 0       $    1,199
                                       6/19/02
                                       (inception date)
                                       to 3/31/03             $      748       $     282      $ 0       $      466

Laudus Rosenberg U.S. Large
Capitalization Growth Fund             4/1/04 to 3/31/05      $    4,181       $     102      $ 0       $    4,079
                                       4/1/03 to 3/31/04      $    6,704       $   2,562      $ 0       $    4,142
                                       4/1/02 to 3/31/03      $    1,325       $     476      $ 0       $      849

                                                                                                        PAID OUT BY
                                                             DISTRIBUTION       AMOUNT                  DISTRIBUTOR
                                                               EXPENSES       RETAINED BY    AMOUNT     AS DESCRIBED
             FUND                        TIME PERIOD           INCURRED       DISTRIBUTOR    WAIVED        ABOVE
             ----                        -----------         ------------     -----------    ------     ------------
Laudus Rosenberg International
Equity Fund                            4/1/04 to 3/31/05      $   14,406       $      16      $ 0        $  14,390
                                       4/1/03 to 3/31/04      $    3,777       $     208      $ 0        $   3,569
                                       4/1/02 to 3/31/03      $      204       $      53      $ 0        $     151

Laudus Rosenberg International Small
Capitalization Fund                    4/1/04 to 3/31/05      $  373,320       $  10,181      $ 0        $ 363,139
                                       4/1/03 to 3/31/04      $  119,492       $   4,144      $ 0        $ 115,348
                                       4/1/02 to 3/31/03      $   24,498       $     906      $ 0        $  23,592

Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short Equity Fund  4/1/04 to 3/31/05      $   24,607       $     234      $ 0        $  24,373
                                       4/1/03 to 3/31/04      $   31,024       $   1,404      $ 0        $  29,620
                                       4/1/02 to 3/31/03      $   15,563       $     449      $ 0        $  15,114

Laudus Rosenberg Value Long/Short
Equity Fund                            4/1/04 to 3/31/05      $   61,916       $   4,042      $ 0        $  57,874
                                       4/1/03 to 3/31/04      $   94,379       $   7,618      $ 0        $  86,761
                                       4/1/02 to 3/31/03      $  135,089       $  10,089      $ 0        $ 125,000

Laudus Rosenberg Global Long/Short
Equity Fund                            4/1/04 to 3/31/05      $   14,869       $     409      $ 0        $  14,460
                                       4/1/03 to 3/31/04      $   26,406       $   1,320      $ 0        $  25,086
                                       4/1/02 to 3/31/03      $    8,787       $       0      $ 0        $   8,787



     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.


     The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2005.


                                           LAUDUS             LAUDUS            LAUDUS          LAUDUS
                                          ROSENBERG         ROSENBERG         ROSENBERG        ROSENBERG           LAUDUS
                                          U.S. SMALL           U.S.           U.S. LARGE       U.S. LARGE         ROSENBERG
                                        CAPITALIZATION       DISCOVERY      CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
           ACTIVITY                          FUND              FUND              FUND          GROWTH FUND       EQUITY FUND
           --------                          ----              ----              ----        --------------     -------------
Compensation to                           $  765,132        $   38,410        $    3,005        $    4,181        $   14,406

                                           LAUDUS             LAUDUS            LAUDUS          LAUDUS
                                          ROSENBERG         ROSENBERG         ROSENBERG        ROSENBERG           LAUDUS
                                          U.S. SMALL           U.S.           U.S. LARGE       U.S. LARGE         ROSENBERG
                                        CAPITALIZATION       DISCOVERY      CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
           ACTIVITY                          FUND              FUND              FUND          GROWTH FUND       EQUITY FUND
           --------                          ----              ----              ----        --------------     ------------
Underwriters



                                                                    LAUDUS
                                                  LAUDUS          ROSENBERG
                                                 ROSENBERG        U.S. LARGE/         LAUDUS            LAUDUS
                                               INTERNATIONAL         MID            ROSENBERG         ROSENBERG
                                                   SMALL        CAPITALIZATION        VALUE             GLOBAL
                                              CAPITALIZATION      LONG/SHORT        LONG/SHORT        LONG/SHORT
           ACTIVITY                                FUND          EQUITY FUND       EQUITY FUND       EQUITY FUND
           --------                                ----          -----------       -----------       -----------
Compensation to Underwriters                    $  373,320        $   24,607        $   61,916        $   14,869



     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long Short Equity Fund were not operational as of 3/31/05.


     Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to

Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

     The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

     The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

     The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund, the Laudus Rosenberg Global Long/Short Equity Fund and the Laudus Rosenberg U.S. Large Capitalization Growth Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, the Laudus Rosenberg International Equity Fund and the Laudus Rosenberg International Small Capitalization Fund, are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111-4004. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.


     CODES OF ETHICS. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.


     BROKERAGE AND RESEARCH SERVICES. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, I.E., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.


     In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

     AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

     AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (I.E., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

     For the period indicated, the Funds paid brokerage commissions as follows:


                                                       4/1/02 - 3/31/03    4/1/03 - 3/31/04    4/1/04 - 3/31/05
                                                       ----------------    ----------------    ----------------

   Laudus Rosenberg U.S. Small Capitalization Fund       $ 2,147,819.68      $ 3,026,073.29      $ 2,667,209.59

   Laudus Rosenberg U.S. Discovery Fund                  $    61,563.85      $   221,437.83      $   516,535.34

   Laudus Rosenberg U.S. Large Capitalization Fund       $    34,313.59      $   104,411.43      $    98,377.73

   Laudus Rosenberg U.S. Large Capitalization            $     6,052.31      $    15,515.15      $     7,099.87
   Growth Fund

   Laudus Rosenberg International Equity Fund            $    13,165.42      $    10,925.14      $    12,873.66

   Laudus Rosenberg International Small                  $    72,867.45      $   142,104.87      $   341,898.04
   Capitalization Fund

   Laudus Rosenberg U.S. Large/Mid Capitalization        $   206,095.82      $   271,315.90      $   125,489.75
   Long/Short Equity Fund

   Laudus Rosenberg Value Long/Short Equity Fund         $ 2,164,830.02      $   651,225.35      $   534,670.36

   Laudus Rosenberg Global Long/Short Equity Fund        $   196,775.33      $   152,903.17      $    85,908.96



     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WEISENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."


     Interests in the Trust's portfolios are currently represented by shares of eleven series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectuses.


     The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

     Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the disinterested Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

PROXY VOTING

     The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 3435 Stelzer Road, Columbus OH 43219. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.


     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 5, 2005. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                 --------------         --------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                     1,101,362.842                   99.91%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                        93,026.609                   42.72%

National Financial Services LLC
For Exclusive Benefit of Our Customers
200 Liberty Street
New York, NY 10281                                                             50,906.882                   23.38%

Union Bank of California
P.O. Box 85484
Attn:  Mutual Funds Dept.
San Diego, CA 92186                                                            28,021.459                   12.87%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                         25,467.512                   11.69%

Equitable Life For Separate Acct
200 Plaza Dr.
Secaucus, NJ 07094                                                             16,650.783                    7.65%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                     1,358,606.170                   94.75%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                      228,792.138                   53.32%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                         89,320.247                   20.82%

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                  -------------           -----------
National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ  07072                                                           63,971.291                   14.91%

LAUDUS ROSENBERG INTERNATIONAL EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                     1,438,476.802                   83.48%

Pigeon & Co.
c/o Frost National Bank
P.O. Box 2950
San Antonio, TX 78299-2950                                                    156,017.947                    9.05%

AXA Rosenberg Group
4 Orinda Way
Orinda, CA  94563                                                             104,243.088                    6.05%

LAUDUS ROSENBERG INTERNATIONAL EQUITY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    1,077,697.345                   86.57%

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    9,973,522.180                   54.59%

Mitra & Co.
P.O. Box 2977
Milwaukee, WI 53202                                                         2,130,797.972                   11.66%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                         1,383,489.735                    7.57%

Wachovia Bank N.A.
1525 West Wt Harris Blvd
Charlotte, NC 28288-1151                                                    1,029,210.913                    5.63%

Bost & Co.
P.O. Box 3198
Mutual Funds Operations
Pittsburgh, PA  15230-3198                                                    991,679.779                    5.43%

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION - INV

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                 --------------         ---------------
Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                   14,166,330.251                   58.43%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                         4,915,338.581                   20.27%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                      1,232,819.597                    5.08%

LAUDUS ROSENBERG U.S. DISCOVERY - INST

Mercer Trust Company
One Investors Way
Norwood, MA 02062                                                           3,071,357.196                   17.68%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    2,921,848.745                   16.82%

National Financial Services LLC
For Exclusive Benefit of Customers
200 Liberty Street
New York, NY 10281                                                          2,794,901.546                   16.09%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                      1,447,790.827                    8.33%

Kredietbank SA Luxemborgeoise
43 Boulevard Royal
L-2955 Luxembourg 992                                                         903,720.231                    5.20%

Wells Fargo Bank N.A.
P.O. Box 1533
Minneapolis, MN 55480                                                         898,253.979                    5.17%

LAUDUS ROSENBERG U.S. DISCOVERY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                     3,592,241.324                   44.58%

IMS & Co.
For the Exclusive Benefit of Our Customers
P.O. Box 173887

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                 --------------         ---------------
Denver, CO 80217-3887                                                       1,791,367.561                   22.23%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                      1,428,819.950                   17.73%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                           966,612.483                   11.99%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                      566,233.964                   53.33%

National Investor Services Corp.
55 Water Street
New York, NY  10041                                                           377,343.437                   35.54%

National Financial Services LLC
For Exclusive Benefit of Our Customers
200 Liberty Street
New York, NY  10281                                                           104,623.174                    9.85%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                      374,542.654                   59.04%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                           128,742.855                   20.29%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                         53,541.035                    8.44%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    1,557,635.515                   55.99%

Oregon Steel Mills Inc.

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                  -------------           -----------
1000 SW Broadway
Portland, OR 97205                                                          363,041.666                     13.05%

Orthopedic Healthcare Northwest PC
1200 Hilyard
Eugene, OR 97401                                                              263,260.518                    9.46%

C F & I Steel L P
1000 SW Broadway
Portland, OR 97205                                                            176,072.397                    6.33%

J.P. Morgan Securities Inc.
500 Stanton Christiana RD
Newark, DE 19713-2107                                                         171,876.322                    6.18%

Saint Mary College
4100 S. 4th Street
Leavenworth, KS 66048                                                         165,928.121                    5.96%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                       245,843.092                   74.85%

Bear, Sterns Securities Corp.
One Metrotech Center, North
Brooklyn, NY 11201                                                             38,683.824                   11.78%

National Financial Services LLC
For Exclusive Benefit Of Our Customers
200 Liberty Street
New York, NY  10281                                                            17,792.049                    5.42%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION - ADV

Citigroup Global Markets Inc.
333 West 34th Street - 7th Floor
New York, NY 10003-2396                                                       571,281.009                   19.27%

Mellon Bank As Agent for Omnibus
135 Santilli Highway
Everett, MA 02149                                                             517,279.126                   17.45%

Oppenheimer & Co. Inc.
125 Broad St. 16th Floor
New York, NY 10004                                                            351,772.390                   11.87%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION - INST

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                  -------------           -----------
Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                   16,119,659.564                   24.80%

Fidelity Investments Institutional
Operation Co Inc FIIOC As Agent
100 Magellan Way
Covington, KY 41015                                                         4,724,688.519                    7.27%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                         4,628,218.213                    7.12%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                      3,818,352.501                    5.87%

Mac & Co.
Mutual Fund OPS-TC
P.O. Box 3198
Pittsburgh, PA 15230-3198                                                   3,438,807.895                    5.29%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION - INV

Mellon Bank NA
Dominion Salaried Savings Plan
P.O. Box 3198
Mutual Fund Operations
Pittsburgh, PA 15230-3198                                                   8,485,098.591                   38.73%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    3,598,404.950                   16.43%

Merrill Lynch Pierce Fenner & Smith Inc
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246                                                     3,038,097.514                   13.87%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                         2,569,223.494                   11.73%

Investors Bank and Trust Company
As Trustee Custodian for Various
4 Manhattanville Rd MD 2-41
Purchase, NY 10577                                                          1,971,458.547                    9.00%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY - INST

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                    ASSETS HELD
                                                                                                      BY THE
FUND/CLASS                                                                  NO. OF SHARES           SHAREHOLDER
----------                                                                  -------------           -----------
Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    6,546,011.600                   57.11%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                         2,762,645.298                   24.10%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY - INV

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                         1,222,248.305                   33.54%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                    1,055,778.567                   28.97%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                                        431,683.927                   11.84%

National Investor Services Corp.
55 Water Street
New York, NY  10041                                                           203,520.100                    5.58%

LAUDUS ROSENBERG U. S. LARGE CAPITALIZATION VALUE - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                      523,886.230                  100.00%

LAUDUS ROSENBERG U. S. LARGE CAPITALIZATION VALUE - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                        7,895.506                  100.00%



     The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 7/5/05.

     The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of 7/19/05.


                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

     Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1-800-447-3332.


     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the

Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, subadviser or principal underwriter.

     Portfolio securities information also may be made available on a selective basis to third-parties, such as service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.


     Such portfolio securities information may be disclosed as frequently as daily to certain service providers, and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. Monthly disclosures will not be made sooner than 3 days after the date of the portfolio securities information. Portfolio securities information selectively disclosed to non-service providers will be made available only for the purpose of analyzing and ranking the Funds or performing due diligence and asset allocation, depending on the recipient of the information.


     The names of those persons to whom the Funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. BISYS, CTC, Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis.


     The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

     Neither the Funds nor the Funds' Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

     Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

     The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. Existing shareholders (including participants in 401(k) plans) may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Laudus Rosenberg U.S. Small Capitalization Fund.

     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2005 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.


     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                              APPENDIX A - PROXY VOTING POLICIES

                                  LAUDUS TRUST
                         LAUDUS VARIABLE INSURANCE TRUST

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of Laudus Trust and Laudus Variable Insurance Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

     CONFLICTS OF INTEREST. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

     VOTING FOREIGN PROXIES. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

   -  proxy statements and ballots written in a foreign language;

   -  untimely and/or inadequate notice of shareholder meetings;

   -  restrictions of foreigner's ability to exercise votes;

   -  requirements to vote proxies in person;

   - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

   - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

     SUB-ADVISORY RELATIONSHIPS. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients' proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

   -  Tenure of the audit firm

   - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

   -  Length of the rotation period advocated in the proposal

   -  Significant audit-related issues

   -  Number of audit committee meetings held each year

   -  Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

   - Insiders and affiliated outsiders on boards that are not at least majority independent

   - Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

   - Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

   - Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

   - Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

   - It is intended for financing purposes with minimal or no dilution to current shareholders

   - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

   - The plan expressly permits repricing of underwater options without shareholder approval; or

   - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

   - The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

   - Stock ownership guidelines (a minimum of three times the annual cash retainer)

   - Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

   -  Balanced mix between cash and equity

   -  Non-employee directors should not receive retirement benefits/perquisites

   -  Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

   -  Historic trading patterns

   -  Rationale for the repricing

   -  Value-for-value exchange

   -  Option vesting

   -  Term of the option

   -  Exercise price

   -  Participation

   -  Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

   -  Purchase price is at least 85 percent of fair market value

   -  Offering period is 27 months or less, and

   -  Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

   -  Broad-based participation

   - Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

   - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

   - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

   - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

   - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

   -  FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

   - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

   - CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

PART C    OTHER INFORMATION
          LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
          LAUDUS ROSENBERG U.S. DISCOVERY FUND
          LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
          LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
          LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
          LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
          LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
          LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND
          LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
          LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

ITEM 23.  EXHIBITS.

    (a)   (1)  Second Amended and Restated Agreement and Declaration of Trust of
               the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

          (2) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

          (3) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

          (4) Amendment No. 3 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on July 28, 2000;

          (5) Amendment No. 4 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

          (6) Amendment No. 5 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed on July 11, 2001;

          (7) Amendment No. 6 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on January 16, 2002;

          (8) Amendment No. 7 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed on March 28, 2002;

          (9) Amendment No. 8 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

          (10) Amendment No. 9 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

          (11) Amendment No. 10 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;

          (12) Amendment No. 11 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

    (b) By-Laws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

    (c) Reference is made to Article 5 of the Second Amended and Restated Agreement and Declaration of Trust of the Registrant;

    (d)   (1)  Management Contract between the Registrant on behalf of its
               Laudus Rosenberg U.S. Small Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (2) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (3) Management Contract between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (4) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (5) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (6) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (7) Management Contract between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (8) Management Contract between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (9) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (10) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;


          (11) Form of Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;


          (12) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (13) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (14) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (15) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (16) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (17) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective

               Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (18) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (19) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (20) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (21) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;


          (22) Form of Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;


    (e)   (1)  Further Amended and Restated Distributor's Contract between the
               Registrant and Barr Rosenberg Funds Distributor, Inc. -- incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on January 16, 2002;

          (2) Amendment to Further Amended and Restated Distributor's Contract between the Registrant and Barr Rosenberg Funds Distributor,
               Inc. -- incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on January 16, 2002;

    (f)   None;

    (g)   (1)  Custody Agreement between the Registrant and Custodial Trust
               Company -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

          (2) Custody Agreement between the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed on July 11, 2001;

          (3) Appendix A to the Custodian Agreement between the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;


          (4) Schedule of remuneration to Custody Agreement between the Registrant and Custodial Trust Company -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;


    (h)   (1)  Transfer Agency Agreement between the Registrant and BISYS Fund
               Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed on May 30, 2003;

          (2) Expense Limitation Agreement between Charles Schwab Investment Management, Inc. and the Registrant on behalf of the Funds -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (3) Schedule A to the Expense Limitation Agreement between Charles Schwab Investment Management, Inc. and the Registrant -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;

          (4) Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed on May 30, 2003;

          (5) Schedule A to the Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;


          (6) Amendment to Amended and Restated Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;


          (7) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed on May 30, 2003;


    (i)   Opinion and Consent of Counsel -- filed herewith;

    (j) Consent of Independent Registered Public Accounting Firm -- filed herewith;


    (k)   None;

    (l) Investment letter regarding initial capital -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;


    (m) Amended and Restated Distribution and Shareholder Service Plan for Investor Shares -- incorporated by reference to Post-Effective Amendment No. 24 filed on May 28, 1999;

    (n)   Further Amended and Restated Multi-Class Plan -- filed herewith;

    (p)   (1)  Code of Ethics of the Registrant and Charles Schwab Investment
               Management, Inc., investment adviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;

          (2) Code of Ethics of AXA Rosenberg Investment Management LLC, investment subadviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;

          (3) Code of Ethics of BISYS Fund Services Ohio, Inc., affiliate of principal underwriter to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;


    (q)   (1)  Power of Attorney of Nils H. Hakansson -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (2) Power of Attorney of Mariann Byerwalter -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (3) Power of Attorney of Jeffrey M. Lyons -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (4) Power of Attorney of William A. Hasler -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

          (5) Power of Attorney of Troy Sheets -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     The Board of Trustees of the Registrant is identical to that of the Laudus Variable Insurance Trust and similar to the Board of Trustees of other Funds advised by Charles Schwab Investment Management, Inc. However, the officers of these Funds are different. That fact, together with the fact that the power residing in the respective boards and officers arises as the result of an official position with the respective Funds, leads the Registrant to take the position that it is not under common control with these other Funds.


ITEM 25.  INDEMNIFICATION.

(a)  Indemnification

     Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                  ARTICLE VIII

                                 Indemnification

     SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

     SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available fact (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

     SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

(b)  Summary of Indemnification Provisions

     The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

     Any shareholder held personally liable solely by reason of having been a shareholder shall be entitled to be held harmless from and indemnified against all loss or expense arising from such liability.

(c)  Insurance

     The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the American International Specialty Lines Insurance Company and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $3,000,000.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989, also serves as the investment manager to the Laudus Variable Insurance Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to the Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to the Registrant and the Laudus Variable Insurance Trust and an investment adviser to certain non-investment company clients.

     The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

NAME AND POSITION                                             CONNECTION WITH
WITH ADVISER           NAME OF COMPANY                        OTHER COMPANY
--------------------   ------------------------------------   --------------------------------------
Charles R. Schwab      Charles Schwab & Co., Inc.             Chairman
Chairman
                       The Charles Schwab Bank, N.A.          Chairman, Director
                       The Charles Schwab Corporation         Chairman; Chief Executive Officer
                       Schwab Holdings, Inc.                  Chief Executive Officer
                       Schwab International Holdings, Inc.    Chairman and Chief Executive Officer
                       Schwab (SIS) Holdings, Inc.            Chairman and Chief Executive Officer
                       Charles Schwab Holdings                Chairman

NAME AND POSITION                                             CONNECTION WITH
WITH ADVISER           NAME OF COMPANY                        OTHER COMPANY
--------------------   ------------------------------------   --------------------------------------
                       (UK)
                       All Kinds of Minds                     Director
                       Charles and Helen Schwab Foundation    Director
                       United States Trust Company of
                       New York                               Chairman, Director
                       U.S. Trust Corporation                 Chairman, Director
                       Stanford University                    Trustee
                       The Gap, Inc.                          Director until May 2004
                       Xign, Inc.                             Director until June 2003
                       Schwab Funds                           Trustee and Chairman

Evelyn S. Dilsaver     Charles Schwab & Co., Inc.             Executive Vice President. From June
Director, President                                           2003 to July 2004, Ms. Dilsaver was
and Chief Executive                                           Senior Vice President of the Asset
Officer                                                       Management Products and Services
                                                              Enterprise, with responsibility for
                                                              product development and distribution.
                                                              Prior to this, Ms. Dilsaver was
                                                              Executive Vice President of U.S.
                                                              Trust, a subsidiary of The Charles
                                                              Schwab Corporation, as its chief
                                                              financial officer and chief
                                                              administrative officer.
                       Schwab Funds                           President and Chief Executive Officer

Koji Felton            Schwab Funds                           Secretary and Chief Legal Officer
Senior Vice
President,
Chief Counsel and
Assistant Corporate
Secretary

George Pereira         Schwab Funds                           Treasurer and Chief Financial Officer
Senior Vice
President
and Chief Financial
Officer

Stephen B. Ward        The Charles Schwab Trust Company       Chief Investment Officer
Director, Senior
Vice President and
Chief Investment
Officer

NAME AND POSITION                                             CONNECTION WITH
WITH ADVISER           NAME OF COMPANY                        OTHER COMPANY
--------------------   ------------------------------------   --------------------------------------
                       Schwab Funds                           Senior Vice President and Chief
                                                              Investment Officer

Jeffrey M. Mortimer    Laudus Trust and Laudus Variable       Vice President and Chief Investment
Senior Vice            Insurance Trust                        Officer
President and
Chief Investment
Officer, Equities
                       Schwab Funds                           Senior Vice President and Chief
                                                              Investment Officer

Randall Fillmore       Schwab Funds                           Chief Compliance Officer
Senior Vice
President and
Chief Compliance
Officer
                       Laudus Trust and Laudus Variable       Chief Compliance Officer
                       Insurance Trust

Kimon P. Daifotis      Schwab Funds                           Senior Vice President and Chief
Senior Vice                                                   Investment Officer
President and
Chief Investment
Officer, Fixed
Income

Jana D. Thompson       Charles Schwab & Co., Inc.             Senior Vice President; Vice
Senior Vice                                                   President, 2000 to February 2004
President
                       Laudus Trust and Laudus Variable       President
                       Insurance Trust



     AXA Rosenberg Investment Management LLC (the "Subadviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment advisory services to a substantial number of institutional investors and to the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg Value Long/Short Equity Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg Global Long/Short Equity Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Long/Short Equity Fund and the Laudus Rosenberg VIT Value Long/Short Equity Fund.


     Set forth below are the substantial business engagements during at least the past two fiscal years of each director or officer of the Subadviser:

NAME AND POSITION      NAME OF                     CONNECTION WITH
WITH SUBADVISER        OTHER COMPANY               OTHER COMPANY
--------------------   -------------------------   -----------------------------
Kenneth Reid           Barr Rosenberg Research     Director
Global Chief           Center
Investment Officer

William Ricks          --                          --
Chief Executive
Officer and Chief
Investment Officer

Thomas Mead            Barr Rosenberg Research     Director; Deputy Director,
Global Research        Center                      1999 to 2002
Director of
Research Center

ITEM 27.  PRINCIPAL UNDERWRITERS:

(a) Laudus Distributor, Inc. (the "Distributor") is the principal underwriter of the Trust's Institutional Class, Investor Class and Adviser Class shares. The Distributor is also the principal underwriter for the Laudus Variable Insurance Trust.

(b) Information with respect to the Distributor's directors and officers is as follows:


                             POSITIONS AND OFFICES      POSITIONS AND OFFICES
     NAME                    WITH UNDERWRITER           WITH REGISTRANT
     ---------------------   ------------------------   ------------------------
     William J. Tomko        President                  None

     Edward S. Forman        Secretary and Director     None

     James L. Fox            Director                   None

     Stephen E. Hoffman      Treasurer and Financial    None
                             and Operations Principal

     Richard F. Froio        Vice President and Chief   None
                             Compliance Officer

     Charles L. Booth        Vice President and         None
                             Assistant Compliance
                             Officer


     The principal business address of all directors and officers of the Distributor is 100 Summer Street, 15th Floor, Boston, Massachusetts 02110.

(c)  None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:

1.   Laudus Trust
     3435 Stelzer Road
     Columbus, Ohio 43219
     Rule 31a-1 (b)(1), (2), (3), (4), (5), (6), (7), (8), (9), (10), (11)
     Rule 31a-2 (a)

2.   Charles Schwab Investment Management, Inc.
     101 Montgomery Street
     San Francisco, CA 94104

3.   AXA Rosenberg Investment Management LLC
     4 Orinda Way, Building E
     Orinda, CA 94563
     Rule 31a-1 (f)
     Rule 31a-2 (e)

4.   Laudus Distributor, Inc.
     100 Summer Street
     Boston, MA 02110
     Rule 31a-1 (d)
     Rule 31a-2 (c)

ITEM 29.  MANAGEMENT SERVICES.

     None.

ITEM 30.  UNDERTAKINGS.

     The Registrant undertakes to comply with the last three paragraphs of
Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Trust.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding for any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 52 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California, on the 29th day of July, 2005.


                                           LAUDUS TRUST

                                           By:  /s/ JANA D. THOMPSON
                                                --------------------

                                                Jana D. Thompson
                                                President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 29th day of July, 2005.



       SIGNATURE                         TITLE                        DATE
------------------------   ----------------------------------   ----------------
/s/ JANA D. THOMPSON       President (Principal Executive       July 29, 2005
--------------------       Officer)
Jana D. Thompson

       *                   Chief Financial Officer (Principal   July 29, 2005
--------------------       Financial and Accounting Officer)
Troy Sheets

       *                   Trustee                              July 29, 2005
--------------------
Jeffrey M. Lyons

       *                   Trustee                              July 29, 2005
--------------------
Mariann Byerwalter

       *                   Trustee                              July 29, 2005
--------------------
Nils H. Hakansson

       *                   Trustee                              July 29, 2005
--------------------
William A. Hasler


*By:   /s/ TIMOTHY W. LEVIN
       --------------------
       Timothy W. Levin
       Attorney-in-Fact


Date:  July 29, 2005

                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
----------   -----------
23(i)        Opinion and Consent of Counsel

23(j)        Consent of Independent Registered Public Accounting Firm

23(n)        Further Amended and Restated Multi-Class Plan